Exhibit 99.1

Consolidated Financial Statements and Report of Independent Certified Public Accountants

Erie Acquisition Holdings, Inc. and Subsidiaries

December 31, 2016 and 2015

CONTENTS

Page

Report of Independent Certified Public Accountants	2-3

Consolidated Financial Statements:

Balance Sheets	4

Statements of Operations	5

Statements of Stockholders’ Equity	6

Statements of Cash Flows	7

Notes to Consolidated Financial Statements	8-33

Grant Thornton LLP
1375 East 9th Street, Suite 1500
Cleveland, OH 44114-1718

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	T 216.771.1400
F 216.771.1409
GrantThornton.com
linkd.in/GrantThorntonUS
twitter.com/GrantThorntonUS

Board of Directors

Erie Acquisition Holdings, Inc., and Subsidiaries

We have audited the accompanying consolidated financial statements of Erie Acquisition Holdings, Inc. and Subsidiaries, (the Successor Company) which comprise the consolidated balance sheet as of December 31, 2016, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the period March 2, 2016 through December 31, 2016 and related notes to the financial statements. We have also audited the accompanying consolidated financial statements of Erie Acquisition Holdings, Inc. and Subsidiaries (the Predecessor Company) which comprise the consolidated balance sheet as of December 31, 2015 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period January 1, 2016 through March 1, 2016 and for the year ended December 31, 2015 and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Erie Acquisition Holdings, Inc. and Subsidiaries (the Successor Company) as of December 31, 2016, and the results of their operations and their cash flows for the period March 2, 2016 through December 31, 2016 and the financial position of Erie Acquisition Holdings, Inc. (the Predecessor Company) as of December 31, 2015 and the results of their operations and their cash flows for the period January 1, 2016 through March 1, 2016 and for the year ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of matter

As discussed in Note 2 to the consolidated financial statements, effective March 1, 2016, Erie Acquisition Holdings, Inc. and Subsidiaries was acquired in a business combination accounted for as an acquisition. As a result of the acquisition, the financial information for the period after the date of acquisition is presented on a different basis of accounting than that for the period before the acquisition, and therefore the financial information for the two periods is not comparable.

As discussed in Note 4 to the consolidated financial statements, the Company adopted new accounting guidance in 2016 related to classification of financing fees and deferred taxes. Our opinion is not modified with respect to these matters.

Cleveland, Ohio

March 30, 2017

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

December 31, 2016 and 2015

	Successor	Predecessor
	Company	Company
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$65,632	$817,228
Restricted cash	-	25,000,000
Accounts receivable, net of allowance for doubtful accounts of $2,352,952 and $2,208,194, respectively	122,725,412	111,684,113
Refundable income taxes	3,850,905	208,622
Prepaid expenses and other current assets	5,588,189	4,091,605
Total current assets	132,230,138	141,801,568

Property and equipment, net	40,650,964	36,188,927
Goodwill	491,837,463	262,151,805
Other intangible assets, net	522,856,945	304,688,176
Deferred income taxes	818,684	1,932,740
Other assets	5,374,064	5,118,806

Total assets	$1,193,768,258	$751,882,022

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$5,150,000	$3,400,000
Accounts payable	11,227,306	10,182,216
Accrued compensation and related expenses	29,569,994	29,823,329
Current portion of long-term capital lease	2,294,196	804,412
Income taxes payable	-	2,003,956
Other accrued expenses	38,883,429	31,195,872
Total current liabilities	87,124,925	77,409,785

Other liabilities	3,860,412	3,726,268
Interest rate swap liability	-	2,453,697
Long-term capital lease	5,700,021	1,844,410
Long-term debt	633,980,469	391,657,428
Deferred income taxes	180,085,477	107,884,085
Total liabilities	910,751,304	584,975,673

Stockholders’ equity:
Successor Company:
Common stock, $0.01 par value. Authorized 1,000 shares; issued and outstanding 1,000 shares as of December 31, 2016	10	-
Predecessor Company:
Preferred stock, $0.01 par value. Authorized 100 shares; no shares issued and outstanding as of December 31, 2015	-	-
Common stock, $0.01 par value. Authorized 50,000,000 shares; issued and outstanding 9,478,640 shares as of December 31, 2015 and 9,478,640 shares as of December 31, 2015	-	94,786
Additional paid-in capital	312,091,846	190,819,897
Accumulated deficit	(29,074,902)	(24,008,334)
Total stockholders’ equity	283,016,954	166,906,349

Total liabilities and stockholders’ equity	$1,193,768,258	$751,882,022

The accompanying notes to consolidated financial statements are an integral part of these statements.

4

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

For the periods ended December 31, 2016, March 1, 2016 and December 31, 2015

	Successor
	Company	Predecessor Company
	For the	For the	Twelve
	Period	Period	Months
	March 2 to	January 1 to	Ended
	December 31,	March 1,	December 31,
	2016	2016	2015

Revenues	$843,512,909	$165,406,969	$1,013,713,832

Cost of services provided (includes depreciation expense of $11,368,648, 2,078,951 and $11,525,136, respectively)	729,912,251	141,707,709	862,878,508

Gross profit	113,600,658	23,699,260	150,835,324

Operating expenses:
Selling expense	8,419,868	1,986,553	10,357,829
General and administrative expense	43,863,946	11,268,943	64,492,056
Stock-based compensation expense	1,491,856	91,214	532,129
Amortization	52,411,475	4,614,416	32,246,772
Other depreciation	2,031,111	354,778	2,015,578

Total operating expenses	108,218,256	18,315,904	109,644,364

Operating income before transaction expenses	5,382,402	5,383,356	41,190,960

Transaction expenses	859,349	54,616,651	1,292,000

Operating income (loss)	4,523,053	(49,233,295)	39,898,960

Interest expense	46,579,106	15,376,668	31,938,060

Income (loss) before income taxes	(42,056,053)	(64,609,963)	7,960,900

Income tax expense (benefit)	(12,981,151)	(15,499,037)	3,840,668

Net income (loss)	$(29,074,902)	$(49,110,926)	$4,120,232

The accompanying notes to consolidated financial statements are an integral part of these statements.

5

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

For the periods ended December 31, 2016, March 1, 2016 and December 31, 2015

	Predecessor Company		Successor Company		Additional
	Common stock		Common stock		Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balance, December 31, 2015	9,478,640	$94,786	-	$-	$190,819,897	$(24,008,334)	$166,906,349

Net loss	-	-	-	-	-	(49,110,926)	(49,110,926)
Stock-based compensation expense			-	-	91,214	-	91,214
Exercise of stock options	1,301,756	130,176	-	-	31,352,089	-	31,482,265
Stock-based compensation (income) expense	-	-	-	-	(6,374,706)	-	(6,374,706)
Purchase of Predecessor Company common stock	(10,780,396)	(224,962)	-	-	(215,888,494)	73,119,260	(142,994,196)
Proceeds from sale of Successor Company common stock	-	-	1,000	10	310,599,990	-	310,600,000

Balance, March 1, 2016	-	$-	1,000	$10	$310,599,990	$-	$310,600,000

Net loss	-	-	-	-	-	$(29,074,902)	(29,074,902)
Stock-based compensation expense	-	-	-	-	1,491,856	-	1,491,856

Balance, December 31, 2016	-	$-	1,000	$10	$312,091,846	$(29,074,902)	$283,016,954

The accompanying notes to consolidated financial statements are an integral part of these statements.

6

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the periods ended December 31, 2016, March 1, 2016 and December 31, 2015

	Successor
	Company	Predecessor Company
	For the	For the	Twelve
	Period	Period	Months
	March 2 to	January 1 to	Ended
	December 31,	March 1,	December 31,
	2016	2016	2015
Cash flows from operating activities:
Net income (loss) attributable to Erie Acquisition Holdings, Inc.	$(29,074,902)	$(49,110,926)	$4,120,232
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization	52,411,475	4,614,416	32,246,772
Depreciation	13,399,759	2,433,729	13,540,714
Non-cash interest expense	4,374,718	10,111,693	3,486,890
Interest rate swap	-	976,303	1,362,295
Stock-based compensation	1,491,856	91,214	532,129
Loss (gain) on disposal	(304,973)	(29,100)	155,929
Provision for doubtful accounts, net of write-offs	263,541	(88,831)	145,323
Deferred income tax benefit	(16,685,650)	(5,094,576)	(8,611,447)
Changes in operating assets and liabilities:
Accounts receivable	(6,527,351)	(4,688,658)	5,846,995
Refundable income taxes	12,243,523	(15,885,806)	1,807,474
Prepaid expenses and other current assets	(1,113,785)	(1,532,216)	(44,831)
Other assets	(809,598)	-	(722,910)
Accounts payable	1,941,479	(896,389)	(3,345,640)
Accrued compensation and related expenses	(13,602,608)	13,349,273	3,100,692
Income taxes payable	(201,900)	(1,802,056)	2,003,956
Other accrued expenses	2,682,885	3,829,428	(12,485,183)
Other liabilities	1,104,508	(970,364)	1,969,850
Net cash provided by operating activities	21,592,977	(44,692,866)	45,109,240

Cash flows from investing activities:
Purchases of property and equipment, net	(11,123,539)	(1,626,769)	(13,795,617)
Purchase of Predecessor Company	-	(555,026,286)	-
Net cash used in investing activities	(11,123,539)	(556,653,055)	(13,795,617)

Cash flows from financing activities:
Payment of deferred financing costs	-	(19,961,629)	-
Borrowings on long-term debt	-	660,700,000	-
Payments on long-term debt	(8,000,000)	(404,400,000)	(28,050,000)
Borrowings on revolver	181,500,000	50,800,000	126,700,000
Payments on revolver	(204,800,000)	(27,500,000)	(128,700,000)
Payments on capital lease obligations	(1,673,467)	(192,282)	(623,944)
Proceeds from sale of Successor Company common stock	-	310,600,000	-
Proceeds from exercise of stock options	-	31,482,265	54,634
Repayment of interest rate swap	-	(3,430,000)	-
Payment of restricted cash deposit	-	25,000,000	-
Stock repurchase	-	-	(175,070)
Net cash used in financing activities	(32,973,467)	623,098,354	(30,794,380)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(22,504,029)	21,752,433	519,243

Cash and cash equivalents, beginning of year	22,569,661	817,228	297,985
Cash and cash equivalents, end of year	$65,632	$22,569,661	$817,228

Capital expenditures funded by capital lease borrowings and notes payable	$6,674,976	$536,168	$3,876,739

The accompanying notes to consolidated financial statements are an integral part of these statements.

7

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016 and 2015

NOTE 1 – ORGANIZATION AND BUSINESS

Erie Acquisition Holdings, Inc. and Subsidiaries, thru its indirectly wholly-owned subsidiary GCA Services Group, Inc. and its subsidiaries (together known as the “Company”) provides contract building cleaning services, building maintenance, landscaping and grounds services, and other similar services for commercial and industrial businesses, office buildings, colleges and universities, school systems, and other facilities. The Company also provides staffing services to various commercial businesses.

NOTE 2 – MERGER

On November 12, 2015, the Company, Blackstone Group L.P. and its affiliates (the Company’s previous controlling shareholder), GCA Holding Corp., a Delaware corporation (“GCA Holdings” or “Parent”), GCA Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and an indirect wholly-owned subsidiary of Parent, entered into an Agreement and Plan of Merger (“the Merger”). Pursuant to the Merger, the Merger Sub merged with and into the Company. On March 1, 2016, the Merger was consummated.

As a result of the Merger, GCA Holdings is majority owned by affiliates of the investment funds sponsored by the Merchant Banking Division of Goldman Sachs (“Goldman Sachs”) and Thomas H. Lee Partners, L.P. (“THL”). Goldman Sachs, THL and certain members of the Company’s management team (“Investor Group”), through GCA Holdings, beneficially own all of the issued and outstanding capital stock of the Company. The Investor Group made an equity investment in GCA Holdings of $310,600,000, which, in turn, was invested in the capital stock of the Company.

The Merger was financed by initial borrowings under the Company’s new senior secured credit facilities (“Credit Facilities”) having an aggregate initial available principal amount of approximately $775,000,000, and the $310,600,000 equity investment by the Investor Group. The initial borrowings to finance the purchase included two term loans totaling $675,000,000 and $23,300,000 of revolver borrowings. The details of the new Credit Facilities are more fully discussed in Note 7.

References in these financial statements to the “Predecessor Company” refer to the Company prior to March 2, 2016. References to the “Successor Company” refer to the Company on and after March 2, 2016, after giving effect to the issuance of new capital stock and the recognition and push down of purchase accounting adjustments and the push down of stock-based compensation expense for certain stock options issued by GCA Holdings. See Note 8 for further details of stock-based compensation expense.

The Merger consideration for all of the outstanding capital stock of the Predecessor Company outstanding on March 1, 2016 was defined as $950,000,000 plus the amount of cash; minus the amount of closing indebtedness; minus the amount of Company transaction expenses; plus or minus an adjustment for any variance in working capital, as defined.

8

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 2 – MERGER – CONTINUED

The actual merger consideration was calculated as follows:

Common stock merger consideration	$950,000,000
Closing cash	40,480,911
Closing indebtedness	(416,356,761)
Transaction expenses	(12,715,896)
Working capital adjustment	(6,381,968)

Total merger consideration	$555,026,286

The following table summarizes the allocation of the purchase price based upon the work of outside appraisers as well as internal valuation estimates to determine the relative fair value of the Company’s assets and liabilities acquired as of March 1, 2016 in conformity with Accounting Standards Codification (ASC) No. 805, Business Combinations:

Current assets	$150,187,287
Property and equipment	35,947,235
Identifiable intangible assets	575,300,000
Goodwill	491,837,463
Other long-term assets	2,547,087
Total assets acquired	1,255,819,072

Current liabilities assumed	(91,262,451)
Capital lease liabilities	(2,992,708)
Other liabilities	(2,755,905)
Debt assumed	(407,830,000)
Deferred taxes	(195,951,722)

Net assets acquired	$555,026,286

Identifiable intangible assets above include $368,300,000 for customer contracts and relationships, $183,400,000 for trade names and trademarks, and $23,600,000 for non-compete agreements. The intangible assets values were derived by outside appraisers using a number of income approaches including the excess earnings method, the relief of royalty method and the discounted earnings method. These valuation techniques represent level 3 inputs in the fair value hierarchy under fair value measurement guidance. Property and equipment fair values are based upon management’s assessments of current market values for used equipment. Working capital carrying values were deemed to represent fair value.

9

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 2 – MERGER – CONTINUED

As defined in the Merger agreement, a portion of the Merger Consideration was not paid on March 1, 2016 to the Predecessor shareholders. This portion of the Merger Consideration totaling $22,000,000 was deposited at a commercial bank into two separate escrow accounts; $20,000,000 into a Purchase Price Adjustment Escrow account and $2,000,000 into a Security Holder Representative Expense account. The Purchase Price account is disbursed at the direction of the Company. The Security Holder account is disbursed at the direction of the Security Holder representative (the Predecessor Company’s controlling shareholder). In July 2016, these escrow balances were disbursed in accordance with the purchase agreement and $200,000 of the Security Holder Escrow was withheld and remains unpaid as of December 31, 2016.

As part of the Merger Agreement, the Company entered into a tax benefit sharing agreement with the Predecessor Company’s selling shareholders. The agreement requires the Company to pay certain tax benefits it receives from specific tax deductions on its federal and state tax returns to the Predecessor Company’s shareholders. Tax benefits to be paid to the Predecessor Company’s selling shareholders are those related to periods prior to March 2, 2016 and are defined transaction costs, deferred financing fees and original issue discount, an interest rate swap agreement, and stock-based compensation and related payroll tax for stock options exercised in connection with the Merger. The tax benefit sharing agreement also requires the Company to pay to the Predecessor Company’s selling shareholders tax benefits related to management bonuses for 2015 paid after March 1, 2016 and for any utilization of any federal and state net operating loss carryforwards and tax credits that existed as of March 1, 2016 and were utilized for tax periods after that date and through the period ending March 1, 2019. In December 2016, the Company received a tax refund related to the carryback tax benefit of $16,998,360, of which, $5,747,814 according to the tax sharing agreement was distributed to Predecessor Company’s selling shareholders. As of December 31, 2016, the Company has recorded an estimated accrued distribution payable to the Predecessor Company’s shareholders for the realization of future tax benefits of $4,017,125 in other accrued expenses in the accompanying consolidated balance sheets in accordance with the tax sharing provisions.

In connection with the Merger, the Predecessor Company incurred $54,616,651 of transaction expenses reflected in the accompanying consolidated statements of operations of the Predecessor Company for the period ended March 1, 2016. These transaction costs represent costs of both the buyer and seller and include the following:

Stock option compensation	$30,486,770
Consulting and advisory fees	23,613,670
Bonus and other	516,211

Total transaction expenses	$54,616,651

The stock option compensation expense represents the buyout of the Predecessor Company’s stock incentive plan, which was accounted for under Accounting Standards Codification (“ASC”) 718, Compensation – Stock Compensation, as a modification. The excess of consideration paid for the unvested portion of the options over previously recognized compensation is recorded as additional expense. Time vested options are recognized up to the original unrecognized compensation based on the original grant date fair values. The excess of the consideration over the grant date fair value of $6,374,706 was recognized as a charge to equity for the period ended March 1, 2016.

10

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 2 – MERGER – CONTINUED

A black line has been drawn between the accompanying consolidated balance sheets as of December 31, 2016 and December 31, 2015 to distinguish between the Successor Company and the Predecessor Company. A black line has also been drawn between the consolidated statements of operations and cash flows for the period March 2, 2016 to December 31, 2016 and the other periods presented to distinguish between the Successor Company and the Predecessor Company. The results of the periods shown for the Predecessor Company are not considered to be comparable to those of the Successor Company.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Principles of Consolidation

The consolidated financial statements include the accounts of Erie Acquisition Holdings, Inc. and its consolidated subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

(b) Use of Estimates

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(c) Cash and Cash Equivalents

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

(d) Restricted Cash

The Predecessor Company maintained a $25,000,000 deposit at a commercial bank in lieu of a letter of credit to collateralize potential obligations under the Company’s insurance program. In certain circumstances, an insurance provider had withdrawal rights with respect to this deposit. This restricted cash was released and was utilized by the Predecessor as an offset when retiring existing debt obligations at March 1, 2016.

(e) Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, and accounts receivable. The Company manages the credit risk associated with cash and cash equivalents by investing with high-quality institutions and, by policy, limiting the amount of credit exposure to any one institution. The Company maintains cash accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses from maintaining cash accounts in excess of such limits. Management believes that it is not exposed to any significant risks related to its cash accounts.

11

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

The Company’s allowance for doubtful accounts reflects current market conditions and management’s assessment regarding the collectability of its accounts receivable. All credit is extended to customers based upon management’s evaluation of creditworthiness and collateral is not required.

(f) Property and Equipment

Property and equipment are stated at fair values in the purchase price allocation as discussed in Note 2. Subsequent to the Merger, property and equipment additions are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets. Expenditures for repairs and maintenance are charged to expense, as incurred, whereas major renewals and betterments are capitalized.

(g) Goodwill and Other Intangible Assets

Goodwill of both the Successor and Predecessor companies represents the excess of cost over the fair value of net assets of businesses acquired. Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but instead are tested for impairment at least annually in accordance with the provisions of Accounting Standards Codification (ASC) No. 350, Intangibles – Goodwill and Other. ASC No. 360, Property, Plant and Equipment and Long-lived Assets also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives, and reviewed for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount may not be recoverable.

(h) Prepaid Commissions

The Company capitalizes commissions paid to sales personnel in connection with the execution of customer contracts. These amounts are capitalized and amortized over the length of the expected customer relationship (not exceeding five years), on a straight-line basis. The portions of the capitalized commissions that will be recorded as amortization within the first twelve months after year-end are included in prepaid expenses and other current assets in the accompanying consolidated balance sheets. As of December 31, 2015, included in prepaid expenses and other current assets are capitalized commissions of $1,060,015 and included in other assets is $1,802,600. Effective with the Merger and as part of the purchase price allocation discussed in Note 2, capitalized commissions were valued at zero as the value associated with these commissions is included within the value of the customer contracts and relationship intangible asset recorded as part of the purchase price allocation. Effective March 2, 2016, the Successor Company continued the policy of capitalizing commissions. Capitalized commissions of $599,315 are included in prepaid expenses and other current assets and $565,559 are included in other assets as of December 31, 2016.

12

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(i) Financing Fees and Original Issue Discount

The Company’s debt financing costs are amortized on a straight-line basis, which approximated the effective interest method, over the life of the applicable loan agreements. Financing fees related to the revolving credit facility are included in other assets on the consolidated balance sheets. Financing fees and original issue discount related to the first and second lien term loans are recorded as an offset to long-term debt in the accompanying consolidated balance sheets.

With respect to the Predecessor Company’s financing fees included in other assets, $769,120 was unamortized as of December 31, 2015, and as a result of this Merger discussed in Note 2, the unamortized balance of these financing costs as of March 1, 2016 were written-off as additional interest expense. Also as a result of financing the purchase price of the Merger, $2,420,855 of financing costs were incurred by the Successor Company in connection with the Credit Facilities discussed in Note 7. Of these financing costs, $2,017,379 was unamortized as of December 31, 2016. Accumulated amortization for the financing costs of the Successor Company was $403,476 as of December 31, 2016. Accumulated amortization for the financing costs of the Predecessor Company was $1,328,433 as of December 31, 2015.

With respect to the Predecessor Company’s financing fees and original issue discount that are included as an offset to long-term debt, $9,342,573 was unamortized as of December 31, 2015, and as a result of this Merger discussed in Note 2, the unamortized balance of these financing costs as of March 1, 2016 were written-off as additional interest expense. Also as a result of financing the purchase price of the Merger, $31,840,774 of financing costs were incurred by the Successor Company in connection with the Credit Facilities discussed in Note 7. Of these financing costs, $27,869,535 was unamortized as of December 31, 2016. Accumulated amortization for the financing costs of the Successor Company was $3,971,238 as of December 31, 2016. Accumulated amortization for the financing costs of the Predecessor Company was $9,608,734 as of December 31, 2015.

Amortization of all deferred financing and original discount costs, which is included in interest expense in the accompanying consolidated statements of operations, was $4,374,714, $10,111,693 and $3,486,890 for the periods ended December 31, 2016, March 1, 2016 and December 31, 2105, respectively.

(j) Revenue Recognition

Service revenue is recognized at the time services are performed. Product revenue is recognized upon the shipment of supplies and equipment when title transfers to the customer.

13

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(k) Income Taxes

Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

As a result of the Merger, the Predecessor Company filed its final tax return for the period ended March 1, 2016.

(l) Accounting for Stock-Based Compensation

The Company applies the accounting prescribed in ASC No. 718, which requires that all stock-based compensation be recognized as an expense in the financial statements and that such cost be measured at the fair value of the award.

The Company recognizes compensation expense based on estimated grant date fair value using the Black-Scholes option-pricing model. Share-based compensation related to stock options recognized under ASC No. 718 was expense of $1,491,856, $91,214 and $532,129 for the periods ended December 31, 2016, March 1, 2016 and December 31, 2015, respectively. See Note 8 for further details of stock-based compensation expense.

(m) Impairment of Long-Lived Assets

In accordance with ASC No. 350, the Company tests goodwill annually for impairment, and more frequently if events and circumstances indicate that the asset might be impaired. An impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value. The Company performed its annual impairment tests as of October 1, 2016 and 2015.

Qualitative Assessment

For 2016 and 2015, the Company based its goodwill assessment on a qualitative assessment. The Company utilized the consideration from its Merger Agreement to derive fair value. This rationale is supported by the Financial Accounting Standards Board (“FASB”) per ASC 820, Fair Value Measurements and Disclosures, which defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants”. Thus, purchase price is an indicator of fair value as this was a transaction consummated between willing parties. The qualitative assessment determined that it was more likely than not that the fair value of the Company was greater than the carrying value for each period.

14

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Owned trademarks and tradenames that have been determined to have indefinite lives are not subject to amortization but are reviewed at least annually for potential impairment. The fair values of purchased intangible assets are estimated and compared to their carrying values. The Company estimated that the fair value of these intangible assets based on an income approach using the relief-from-royalty method. This methodology assumes that, in lieu of ownership, a third party would be willing to pay a royalty in order to exploit the related benefits of these types of assets. This approach is dependent on a number of factors, including estimates of future growth and trends, royalty rates in the category of intellectual property, discount rates, and other variables. The Company based its fair value estimates on assumptions believed to be reasonable, but which are unpredictable and inherently uncertain. Actual future results may differ from those estimates. The Company would recognize an impairment loss when the estimated fair value of the intangible asset is less than the carrying value.

In accordance with ASC No. 360, Property, Plant and Equipment, long-lived assets such as property and equipment and intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, then an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds its fair value. There were no triggering events during the periods ended December 31, 2016, March 1, 2016 and December 31, 2015.

(n) Derivative Financial Instruments and Hedging Activity

The Successor Company does not have any financial instruments or hedging activities that qualify as derivatives. The Predecessor Company recognized all derivatives on the consolidated balance sheets as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives were accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. None of the Predecessor Company’s derivatives qualified for hedge accounting treatment and consequently changes in fair value were reflected in the consolidated statement of operations during the periods ended March 1, 2016 and December 31, 2015, respectively.

On June 12, 2014, the Predecessor Company entered into a $150 million notional amount forward starting interest rate swap agreement with a financial institution in order to fix the base LIBOR interest rate of a portion of the principal the Credit Facilities more fully described in Note 7. The interest rate swap agreement started on June 30, 2015 and terminated on March 1, 2016 at the time of the Merger. The swap agreement had a paid fixed rate of 2.08% but also had a floating rate option which is the greater of 1% or the 3 month US Dollar LIBOR-BBA rate, as defined. The Predecessor Company recorded an interest rate swap liability of $2,453,697 in long-term liabilities on the consolidated balance sheets at December 31, 2015. The Predecessor Company recorded $976,303 and $2,203,728 as interest expense for the periods ended March 1, 2016 and December 31, 2015, respectively, related to the change in the interest rate swap.

15

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(o) Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value is calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities includes consideration of non-performance risk including the Company’s own credit risk.

In determining fair value, the Company uses various valuation approaches, including market, income and/or cost approaches. The accounting guidance related to financial assets and financial liabilities establishes a hierarchy for inputs used in measuring fair value which maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Company’s financial instruments are cash and cash equivalents, accounts receivable, accounts payable, interest rate swap and long-term debt. The recorded values of cash and cash equivalents, accounts receivable and accounts payable approximate their fair values based on their short-term nature. The Company’s long-term debt is recorded at historical cost, and the Company has not elected to apply fair value accounting to such financial instrument. The historical cost of the Company’s long-term debt approximates its fair value. The Predecessor Company adjusts its interest rate swap carrying values to fair value each reporting period, fair value being obtained from a third party that utilizes a present value technique incorporating the anticipated future LIBOR swap curve.

16

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

The following table sets forth by level, within the fair value hierarchy, the fair value of financial instruments as of December 31, 2016 and 2015:

	Level	2016	2015

Interest rate swap liability	3	$-	$2,453,697

(p) Statement of Cash Flow Disclosures

During the periods ended December 31, 2016, March 1, 2016 and December 31, 2015, the Company paid interest of $37,619,107, $6,733,278 and $26,681,916, respectively, and made income tax payments of $6,880,962, $2,733, and $9,000,082, respectively.

(q) Uncertain Tax Positions

In accordance with the provisions of ASC No. 740, Income Taxes, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.

The Company is subject to income taxes in the U.S. federal jurisdiction, various states and Puerto Rico. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by the tax authorities for the years before 2013, and state and local, or non-U.S. income tax examinations by tax authorities for the years before 2013.

The Company recognizes interest and penalties related to unrecognized tax benefits and liabilities as a component of income tax expense. The amount of interest and penalties incurred for the periods ended December 31, 2016, March 31, 2016 and December 31, 2015 are not material.

(r) Overdrafts

Negative book cash balances of $2,030,307 at December 31, 2016 have been included in accounts payable in the accompanying consolidated balance sheets. There were no negative book cash balances at December 31, 2015.

(s) Reclassifications

Certain prior year amounts have been reclassified to conform with the current year presentation.

17

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 4 – NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS

In August 2016, FASB issued Accounting Standards Update (ASU) 2016-15, Statement of Cash Flows (Topic 230) – Classification of Certain Cash Receipts and Cash Payments. The new standard addresses eight specific changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017, and early adoption is permitted. The Company is evaluating the pronouncement but the adoption of this standard is not expected to have an impact on the Company’s financial statement disclosures.

In November 2016, ASU 2016-18, Restricted Cash, which clarifies how companies present restricted cash on its cash flow statement, was released as an update. The new standard requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents or restricted cash. ASU 2016-18 is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. The Company is evaluating the pronouncement but the adoption of this standard is not expected to have an impact on the Company’s financial statement disclosures.

In March 2016, the FASB issued Accounting Standards Update (ASU) 2016-09, Improvements to Employee Share-Based Payment Accounting (Topic 718), which changes how companies account for certain aspects of share-based payments to employees. Among other things, the new rules eliminate the requirement to record excess tax benefits in additional paid-in capital and instead require all such tax benefits to be recorded in the income statement. ASU 2016-09 is effective for fiscal years beginning after December 15, 2017 and interim periods within annual periods beginning after December 15, 2016. Early adoption is permitted for a company in any interim or annual period. The Company is evaluating the pronouncement.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which will require leases to be recorded as an asset on the balance sheet for the right to use the leased asset and a liability for the corresponding lease obligation for leases with terms of more than twelve months. ASU 2016-02 also requires additional qualitative and quantitative disclosures related to the nature, timing and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. The Company is evaluating the pronouncement.

In November 2015, the FASB issued ASU 2015-17, Income Taxes – Balance Sheet Reclassification of Deferred Taxes, (Topic 741). ASU 2015-17 requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments to this update. The amendments in this update are effective for financial statements issued for annual periods beginning after December 15, 2016. The Company adopted this ASU effective as of December 31, 2016, with retrospective application to the December 31, 2015 balance sheet.

18

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 4 – NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS – CONTINUED

In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of Interest which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance of debt issuance costs are not affected by the amendments in this update. The Company adopted this ASU effective as of December 31, 2016, with retrospective application to the December 31, 2015 balance sheet.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers: Topic 606. This ASU replaces nearly all existing U.S. GAAP guidance on revenue recognition. The standard prescribes a five-step model for recognizing revenue, the application of which will require significant judgment. In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers: Topic 606: Deferral of Effective Date. This standard delays the effective date by one year to fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Company is currently evaluating the pronouncement.

The Company has reviewed other recently issued accounting standards which have not yet been adopted in order to determine their potential effect, if any, on the results of operations or financial position of the Company. Based on the review of these other recently issued standards, the Company does not currently believe that any of those accounting pronouncements will have a significant effect on its current or future financial position, results of operations, cash flows or disclosures.

NOTE 5 – PROPERTY AND EQUIPMENT

		Successor	Predecessor
		Company	Company
	Useful	December 31,	December 31,
	Life	2016	2015

Machinery and equipment	5 to 6 years	$30,710,492	$39,085,053
Automotive equipment	5 years	5,340,925	12,043,864
Office furniture and fixtures	5 years	182,164	786,731
Computer hardware and software	3 to 5 years	5,555,272	6,840,053
Capital leased assets	Lease term	9,721,918	3,262,000
Leasehold improvements	Lease term	854,362	1,170,056
		52,365,133	63,187,757
Less accumulated depreciation and amortization		(11,714,169)	(26,998,830)

Property and equipment, net		$40,650,964	$36,188,927

Depreciation expense for property and equipment for the periods ended December 31, 2016, March 1, 2016 and December 31, 2015 was $13,399,759, $2,433,729 and $13,540,714, respectively.

19

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 6 – OTHER INTANGIBLE ASSETS

		Successor	Predecessor
		Company	Company
	Average	December 31,	December 31,
	Useful Life	2016	2015
Intangible assets:
Customer contracts and relationships	12-15 years	$368,300,000	$294,600,000
Covenants not to compete	2 years	23,600,000	21,200,000
Trademarks and tradenames	Indefinite	183,400,000	133,500,000
		575,300,000	449,300,000
Less accumulated amortization		(52,443,055)	(144,611,824)

Other intangible assets, net		$522,856,945	$304,688,176

Covenants not to compete are being amortized on a straight-line basis. The customer contracts and relationships are amortized on a declining balance method based on the level of cash flows used in the valuation of the assets. Amortization expense for amortizing intangible assets was $52,411,475, $4,614,416 and $32,246,772, for the periods ended December 31, 2016, March 1, 2016 and December 31, 2015, respectively. Amortization expense for each of the next five years is as follows:

2017	$58,662,727
2018	42,532,098
2019	35,514,351
2020	31,916,946
2021	30,119,915

NOTE 7 – LONG-TERM DEBT

Successor Company

Senior Secured Credit Facilities

In connection with the Merger, the Company entered into first and second lien senior secured credit facilities having an aggregate principal amount of $675,000,000, consisting of a $515,000,000 first lien senior secured term loan and a $160,000,000 second lien senior secured term loan. The Credit Facilities also provide for a $100,000,000 revolving credit facility. The principal amounts of the first and second lien senior secured term loans of $667,000,000 as of December 31, 2016 are recorded net of an original issue discount of $14,300,000 and financing fees of $17,540,774, of which $12,514,322 and $15,355,209, respectively, are unamortized as of December 31, 2016. These discounts are being amortized based on the effective interest method. Under the revolving credit facility, no amount was outstanding as of December 31, 2016.

20

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 7 – LONG-TERM DEBT – CONTINUED

Summarized below are the principal terms of the agreements that govern the Credit Facilities.

First lien term loan bears interest at the London Interbank Rate (LIBOR) subject to a 1.0% floor plus 4.75%, or for Base Rate Loans, 3.75% plus the highest of (1) federal funds rate plus 1/2 of 1%, (2) the LIBOR rate plus 1.0%, and (3) the Prime Rate. The second lien term loan bears interest at LIBOR subject to a 1.25% floor plus 9.0%, or for Base Rate Loans, 8.0% plus the highest rate of (1) (2) or (3) above. Total interest expense for the period ended December 31, 2016 for borrowings under the Credit Facilities totaled $46,579,106. At December 31, 2016, the average borrowing rate on the first lien term loan was 5.97% and the average borrowing rate on the second lien term loan was 10.16%.

The Credit Facilities also provide for the issuance of letters of credit, as defined. The Company is required to pay a fee of 4.875% per annum for the total letters of credit outstanding. The Company has outstanding letters of credit issued under the Credit Facilities totaling $39,264,788 at December 31, 2016.

The Company is required to pay a commitment fee of 0.50% per annum to the lenders under the senior secured revolving facility in respect of the unutilized commitments thereunder. Prepayments are required to be made upon certain conditions, and the Company may voluntarily prepay the outstanding loans.

The first lien term loan facility amortizes in equal quarterly installments in aggregate annual amounts equal to 0.25% of the original principal amount of the first lien term loan facility, with the balance payable on March 1, 2023. The principal amount outstanding under the revolving credit facility is due five years after the closing date on March 1, 2021. The principal amount outstanding under the second lien term loan facility is due in full on March 1, 2024. The Company made a voluntary prepayment of $4,137,500 during the fourth quarter of 2016 in addition to the required quarterly installment payments.

Obligations under the Credit Facilities are unconditionally guaranteed by each of the Company’s existing U.S. wholly-owned restricted subsidiaries and, secured by substantially all of the assets of the Company and guarantors, including a pledge of all of the Company’s capital stock.

The Company is required to maintain certain financial and nonfinancial covenants, as defined, including a consolidated first lien leverage ratio test on the last day of any quarter. The Company was in compliance with the covenants as of December 31, 2016. Additionally, the Company is restricted as to the dividends that can be paid as defined in the Credit Facilities.

21

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 7 – LONG-TERM DEBT – CONTINUED

Long-Term Debt Maturities

As of December 31, 2016, the Company’s long-term debt is payable as follows:

Term
Loans

2017	$5,150,000
2018	5,150,000
2019	5,150,000
2020	5,150,000
2021	5,150,000
Thereafter	641,250,000
Total payments	667,000,000
Less current portion of long-term debt	(5,150,000)
Less unamortized financing fees	(15,355,209)
Less unamortized debt discount	(12,514,322)

Long-term debt	$633,980,469

The Company adopted ASU 2015-03, “Interest – Imputation of Interest (Subtopic 835-30) – Simplifying the Presentation of Debt Issuance Costs” effective January 1, 2016 and have retrospectively adjusted the prior period presented. This change in classification resulted in a net decrease of $7,854,764 to other assets and long-term debt in the accompanying consolidated balance sheets as of December 31, 2015.

Predecessor Company

Senior Secured Credit Facilities

All obligations under the Predecessor’s Credit Agreement (the “Predecessor Credit Facilities”) were retired in connection with the Merger on March 1, 2016.

In 2012, the Predecessor Company entered into first and second lien senior secured credit facilities that had an aggregate principal amount of $540,000,000, consisting of a $65,000,000 first lien senior secured revolving credit facility, $325,000,000 in aggregate principal amount of first lien senior secured term loans and $150,000,000 in aggregate principal amount of second lien secured term loans. The principal amounts of the first and second lien senior secured term loans of $475,000,000 as of December 31, 2012 were recorded net of an original issue discount of $3,125,000 and financing fees of $18,108,284. These were being amortized based on the effective interest method. As of December 31, 2015, there was $404,400,000 of principal outstanding under the first and second lien term loans, and $1,487,808 of unamortized original issue discount and $7,854,764 of financing fees were netted against these principal amounts.

Under the revolving credit facility, no amount was outstanding as of December 31, 2015.

22

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 7 – LONG-TERM DEBT – CONTINUED

Summarized below are the principal terms of the agreements that govern the Predecessor Credit Facilities.

First lien term loans bore interest at the London Interbank Rate (LIBOR) subject to a 1.0% floor plus 3.25% for Eurocurrency Rate Loans, or for Base Rate Loans, 2.25% plus the highest of (1) federal funds rate plus 1/2 of 1%, (2) the prime rate of Credit Suisse AG, and (3) the LIBOR rate determined by reference to the costs of funds for U.S. dollar deposits for an interest period of one month adjusted for certain additional costs plus 1.00%. First lien revolver loans bore interest at 2.75% plus the highest rate of (1) (2) or (3) above. Total interest expense for the periods ended March 1, 2016 and December 31, 2015 for borrowings under the Predecessor Credit Facilities totaled $4,211,700 and $25,824,551, respectively, including prepayment penalties and fees. The first lien term loan bore an interest rate of 4.25% under the Eurocurrency rate as of December 31, 2015. The first lien term loan bore an interest rate of 5.75% under the Base rate as of December 31, 2015. The first lien revolver loans bore an interest rate of 6.00% under the Base rate as of December 31, 2015. The applicable margin for borrowings under the second lien term loan was 8.00% with respect to Eurocurrency Rate borrowings. The second lien term loan bore an interest rate of 9.25% under the Eurocurrency rate as of December 31, 2015.

The Predecessor Credit Facilities also provide for the issuance of letters of credit, as defined. The Company is required to pay a fee of 3.875% per annum for the total letters of credit outstanding. The Company has outstanding letters of credit issued under the Predecessor Credit Facilities, net of the restricted cash deposit discussed in Note 3, totaling $14,328,447 at December 31, 2015.

NOTE 8 – STOCK OPTION PLAN

Successor Company

In connection with the Merger discussed in Note 2, GCA Holdings adopted a stock option plan in which certain employees of the Company can participate. The compensation expense related to the Company’s employees participating in the 2016 GCA Holdings Stock Incentive Plan (the “Plan”) has been pushed down in the accompanying consolidated financial statements of the Company.

Under the terms of the Plan, the Company may grant awards to key employees, directors, other service providers, or independent contractors of the Company and its subsidiaries, which awards include grants of non-qualified stock options and other stock-based awards, including restricted shares of GCA Holdings common stock, restricted stock units, and the opportunity to purchase shares of GCA Holdings common stock.

An Option may be exercised by paying the exercise price in cash or its equivalents, in shares, or partly in cash and partly in such shares which, in the aggregate, have a value equal to the aggregate exercise price of the shares being. The number of shares delivered upon the exercise of the option will be reduced by a number of shares that has a fair market value equal to the exercise price, provided that the participant tenders cash or its equivalent to pay any applicable withholding taxes.

23

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 8 – STOCK OPTION PLAN – CONTINUED

Under the Plan, the Company is authorized to issue up to 423,546 stock options. During 2016, the Company granted 361,474 stock options with an exercise price of $100 per share, which was the fair market value determined by the Board. At December 31, 2016, 297,474 options remain outstanding. In general, these options expired in ten years and vest as follows:

•	Time-vesting option. 42% of the options will vest based on the passage of time and the employee’s continued employment. Subject to the continued employment with the Company or its subsidiaries, 25% of the time-vesting tranche will vest on each anniversary of the date of grant.

•	Performance-vesting option. 58% of the options will vest based on the achievement of specified investment returns by the Investor Group as defined in the Plan.

Stock option activity and weighted average calculation for the time vesting options for the period ended December 31, 2016 is as follows:

			Remaining
	Number of	Exercise	Contracted
	Shares	Price	Term

Granted	152,544	$100.00	9.2
Forfeited	(26,880)	$100.00	9.2
Balances as of December 31, 2016	125,664	$100.00	9.2

No time vesting options have vested as of December 31, 2016.

The Company intends to use authorized and unissued shares of the Parent to satisfy share award exercises.

For financial reporting purposes, compensation expense is recognized only for the 125,644 time vesting options granted in accordance with ASC 718. Compensation expense for the four exit-vesting options will be recognized only when an exit event is probable.

The fair value of each time vested option granted in 2016 was estimated using the Black-Scholes option pricing model. The Company uses historical data to estimate the expected term of the option, such as employee option exercise and employee past-vesting departure behavior. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

24

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 8 – STOCK OPTION PLAN – CONTINUED

The following assumptions were made in arriving at the fair value of options granted in 2016:

2016

Risk-free interest rate	1.5%
Volatility	60%
Expected life	6.25
Dividend yield	No dividends

The estimated fair value of the time vesting options at grant date was $7,141,345. As of December 31, 2016 there was $5,649,589 of unrecognized compensation expense related to non-vested time vesting options. The unamortized balance will be expensed as follows:

2017	$1,785,336
2018	1,785,336
2019	1,785,336
2020	293,481

Total compensation expense	$5,649,489

The fair market values of each option granted under exit vesting, were estimated using Monte Carlo simulation. The following assumptions were made in arriving at the estimated fair values of the exit vesting option grants in 2016.

2016

Risk-free interest rate	1.4%
Volatility	60%
Option term	5.0
Trials	500,000

The estimated unrecognized compensation expense related to non-vested exit vesting options totals are detailed below.

	Number of	Estimated
	Shares	Fair Value at
	Granted	Grant Date

2.0 Exit-vesting Options	42,952	$1,765,344
2.5 Exit-vesting Options	42,952	1,722,392
3.0 Exit-vesting Options	42,952	1,615,011
3.5 Exit-vesting Options	42,952	1,516,220

	171,808	$6,618,967

Each of the exit event options had grants of 52,232 and forfeitures totaling 9,280.

During the period ended December 31, 2016, the Company only issued stock options under the Plan.

25

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 8 – STOCK OPTION PLAN – CONTINUED

Predecessor Company

With respect to the Predecessor Company, the Company adopted a stock option plan in which certain employees of the Company could participate. The compensation expense related to the Company’s employees participating in the 2012 Erie Acquisition Holdings, Inc. Stock Incentive Plan (the “Predecessor Plan”) has been pushed down in the accompanying consolidated financial statements of the Predecessor Company.

Under the terms of the Predecessor Plan, the Company was able to grant awards to key employees, directors, other service providers, or independent contractors of the Company and its subsidiaries, which awards include grants of non-qualified stock options and stock appreciation rights and other stock-based awards, including restricted shares of Company common stock, restricted stock units, and the opportunity to purchase shares of Company common stock.

On March 31, 2015, the Board established a $35 per share price, on March 28, 2014, the Board established a $29 per share price and on May 1, 2013, the Board established a $20 per share as fair market value of one share of Company common stock.

The Predecessor Company only issued stock options under the Plan.

On November 1, 2012 the Board approved the Plan to issue up to 1,461,538 stock options under the Plan. In 2015, the Company granted 273,143 stock options with an exercise price of $35 per share. These options expire in ten years and vested as follows:

•	Time-vesting option. One quarter of the options will vest based on the passage of time and the employee’s continued employment. Subject to the continued employment with the Company or its subsidiaries, 20% of the time-vesting tranche will vest on each anniversary of the date of grant.

•	Performance-vesting option. Three quarters of the options will vest based on the achievement of specified investment returns by Blackstone as defined in the Predecessor Plan.

Stock option activity and weighted average calculation for the time vesting options for the year ended December 31, 2015 is as follows.

			Remaining
	Number of	Exercise	Contracted
	Shares	Price	Term

Balances as of December 31, 2014	319,889	$21.37	8.3
Granted	68,286	35.00	9.2
Forfeited	(62,736)	(21.61)	7.4
Balances as of December 31, 2015	325,439	24.18	7.6
Exercised on March 1, 2016	(325,439)	24.18	-
Balances as of March 1, 2016	-	$-	-

26

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 8 – STOCK OPTION PLAN – CONTINUED

The fair value of each time vested option granted in 2015 was estimated using the Black-Scholes option pricing model. The Predecessor Company used historical data to estimate the expected term of the option, such as employee option exercise and employee past-vesting departure behavior. The risk-free rate for the expected term of the option was based on the U.S. Treasury yield curve in effect at the time of the grant.

The following assumptions were made in arriving at the fair value of options granted in 2015:

2015

Risk-free interest rate	1.90% - 2.10%
Volatility	30%
Expected life	6.5
Dividend yield	No dividends

As of December 31, 2015 there was $1,498,855 of unrecognized compensation expense related to non-vested time vesting options.

The fair market values of each option granted under exit vesting, were estimated using Monte Carlo simulation. The following assumptions were made in arriving at the estimated fair values of the exit vesting option grants in 2015.

2015

Risk-free interest rate	1.90%
Volatility	30%
Option term	7.6
Trials	200,000

The estimated unrecognized compensation expense related to non-vested exit vesting options totals are detailed below.

	Number of	Estimated	Average
	Shares	Fair Value at	Time in
	Granted	Grant Date	Years to Vest
2.25 Exit-vesting Options	325,439	$2,600,257	1.9
2.75 Exit-vesting Options	325,439	2,092,573	2.2
3.25 Exit-vesting Options	325,439	1,383,116	2.4

	976,317	$6,075,946	2.2

The total estimated fair value of the Exit-vesting options may be recognized in future periods if an exit event becomes probable.

27

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 8 – STOCK OPTION PLAN – CONTINUED

Each of the exit event options had grants of 68,286 and forfeitures totaling 62,736. There were 159,782 of authorized stock options available for grant at December 31, 2015.

For financial reporting purposes, compensation expense was recognized only for the 325,439 time vesting options granted in accordance with ASC 718. Compensation expense for the three exit-vesting options was recognized when an exit event was probable. For the exit-vesting options, unrecognized compensation expense of $29,079,129 was recognized in the statement of operations for the period ended March 1, 2016 due to the merger. For the time vesting options, unrecognized compensation expense of $1,407,641 was recorded as expense in the consolidated statement of operations for the period ended March 1, 2016 due to the merger and $6,374,706 was recorded in stockholders’ equity.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office space and certain equipment under operating leases expiring on various dates through January 30, 2024. The Company is liable under terms of non-cancelable leases for the following future minimum lease commitments:

2017	$2,122,264
2018	1,750,873
2019	1,346,383
2020	924,874
2021	800,128
Thereafter	1,652,173
Total minimum lease payments	$8,596,695

Rent expense for all operating leases were $2,410,348, $498,655, and $2,883,371 for the periods ended December 31, 2016 March 1, 2016 and December 31, 2015, respectively.

The Company leases certain vehicles under agreements that are classified as capital leases. The cost of the vehicles under capital leases included in the consolidated balance sheets as property, plant and equipment was $9,549,127 and $2,746,453 at December 31, 2016 and 2015, respectively. Accumulated amortization of the leased vehicles was $1,568,893 and $162,822 at December 31, 2016 and 2015, respectively. Amortization of vehicles under capital leases is included in depreciation expense.

28

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 9 – COMMITMENTS AND CONTINGENCIES – CONTINUED

The future minimum lease payments required under the capital leases and the present value of the net minimum lease payments as of December 31, 2016, are as follows:

2017	$2,313,510
2018	2,216,444
2019	2,111,570
2020	1,897,773
2021	807,833
Total minimum lease payments	9,347,130
Less amount representing interest	(1,352,913)
Present value of net minimum lease payments	7,994,217
Less current portion of capital lease obligations	(2,294,196)
Long-term capital lease obligations	$5,700,021

Contingencies

As discussed in Note 7, the Company has outstanding letters of credit issued by a financial institution in the amount of $39,264,788 and $14,328,447 as of December 31, 2016 and 2015, respectively. The amount outstanding at December 31, 2015 is net of the restricted cash deposit.

Certain current and former officers of the Company have employment agreements that provide for, among other things, salary, bonus, and severance, in certain circumstances, as defined.

The Company has an unsecured deferred compensation arrangement for selected current and former employees that were not eligible to participate in the Company’s voluntary defined contribution plan. The deferred compensation obligation as of December 31, 2016 and 2015 was $527,549 and $550,454, respectively, and is included in other liabilities in the accompanying consolidated balance sheets.

The Company is involved in certain legal actions arising in the ordinary course of business including certain claims made by current and former employees. Management believes that the outcome of such actions, based on the advice of legal counsel, will not have a material adverse effect on the Company’s financial position or results of operations.

NOTE 10 – INCOME TAXES

The Company’s effective income tax rate differs from what would be expected if the federal statutory rate were applied to income (loss) before income taxes for the periods ended December 31, 2016, March 1, 2016 and December 31, 2015. The effective tax rate differs from the statutory tax rate primarily due to tax law and state apportionment changes, valuation allowances, transaction related costs and tax credits. The Company’s effective tax rate is also impacted by a tax benefit sharing agreement contained in the Merger Agreement entered into as a part of the change in control discussed in Note 2.

29

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 10 – INCOME TAXES – CONTINUED

The following is a summary of the components of the income tax (benefit) expense for the periods ended December 31, 2016, March 1, 2016 and December 31, 2015:

	Successor
	Company	Predecessor Company
	December 31,	March 1,	December 31,
	2016	2016	2015
Current:
Federal	$2,252,522	$(11,657,221)	$9,605,610
Puerto Rico	322,443	409,093	834,218
State	1,090,138	843,604	2,012,287
	3,665,103	(10,404,524)	12,452,115
Deferred:
Federal	(16,493,149)	(252,020)	(7,664,291)
Puerto Rico	246,192	(661,998)	274,294
State	(399,297)	(4,180,495)	(1,221,450)
	(16,646,254)	(5,094,513)	(8,611,447)

Income tax (benefit) expense	$(12,981,151)	$(15,499,037)	$3,840,668

Deferred tax assets and liabilities as of December 31, 2016 and 2015 are as follows:

	Successor	Predecessor
	Company	Company
	December 31,	December 31,
	2016	2015
Deferred tax liabilities:
Depreciation	$(6,804,524)	$(6,204,416)
Intangibles	(191,016,541)	(113,595,160)
Other	(700,155)	(2,508,163)
	(198,521,220)	(122,307,739)
Deferred tax assets:
State net operating losses and federal tax credit carryforwards	10,094,400	4,457,601
Valuation allowance- Puerto Rico, State NOL	(4,178,723)	(3,395,578)
Reserves not currently deductible	6,004,207	7,624,574
Other	7,334,543	7,669,797
	19,254,427	16,356,394

Net deferred tax liabilities	$(179,266,793)	$(105,951,345)

30

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 10 – INCOME TAXES – CONTINUED

As of December 31, 2016, the Company has an available federal net operating loss carryforward of $1,227,237. As of December 31, 2016, the Company’s various state net operating loss credit carryforwards expire from 2021 to 2036. As of December 31, 2016 and 2015, the Company recorded a valuation allowance of $2,069,950 and $1,286,805, respectively, against certain state deferred tax assets as it is not more likely than not that these tax benefits will be fully realized. As of December 31, 2016 and 2015, the Company also established a full valuation allowance of $2,108,773 against its foreign tax credit carryforwards as it is not more likely than not that these tax credits will be fully realized before they expire from 2020 to 2023.

The Company had no material uncertain tax positions as of December 31, 2016 and 2015, respectively.

The Company adopted ASU 2015-17, Income Taxes – Balance Sheet Reclassification of Deferred Taxes, (Topic 741) effective January 1, 2016 and have retrospectively adjusted the prior period presented. This change in classification resulted in a net decrease of $7,393,983 to current deferred income tax assets, an increase of $164,182 to long-term deferred income tax assets and a decrease of $7,229,801 to long-term deferred income tax liabilities on the consolidated balance sheets as of December 31, 2015.

NOTE 11 – EMPLOYEE BENEFIT PLANS

The Company maintains a voluntary defined contribution plan, including a Section 401(k) feature and profit sharing plan, covering substantially all qualified employees, as defined. Under the plan, employees may elect to contribute up to 25% of their annual compensation, limited by the maximum amount allowable by law. The Company can make a discretionary matching percentage contribution, as defined, of pretax deferrals by eligible employees, which is currently up to a maximum of 3.5% of the employee’s annual compensation, subject to certain Internal Revenue Service limitations.

Company contributions to the voluntary defined contribution plan were $4,010,279, $840,039, and $3,900,124, for the periods ended December 31, 2016, March 1, 2016, and December 31, 2015, respectively.

The Company also contributes to multi-employer pension funds, which cover certain union employees under collective bargaining agreements. The Company could, under certain circumstances, be liable for unvested benefits or other expenses of the multi-employer plans. In November 2016, the Company was assessed a pension withdrawal liability of $956,687 in connection with one of the multiemployer plans. As of December 31, 2016, the Company had a liability in the accompanying consolidated balance sheets of $91,027 included in other accrued expenses and $846,075 included in other liabilities. Company contributions to these plans were $978,986, $122,307 and $1,397,713 for the periods ended December 31, 2016, March 1, 2016, and December 31, 2015, respectively.

31

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 11 – EMPLOYEE BENEFIT PLANS – CONTINUED

The following table provides additional disclosures about the multiemployer pension plans that the Company participates in as required by ASU 2011-09, Disclosure About an Employee’s Participation in a Multiemployer Plan.

				Contributions
				Successor
				Company	Predecessor Company
					January 1,	January 1,	GCA
				March 2, 2016	2016 to	2015 to	Contributes
			Zone	to December	March 1,	December 31,	More Than	CBA
Plan Name	FEIN #	Plan #	Status	31, 2016	2016	2015	5%	Expiration

SEIU National Industry Pension Fund	52-6148540	001	Green	$392,456	$58,240	$624,959		n/a
32 BJ Connecticut Pension Fund	06-0909320	001	Green	149,156	8,373	242,819	Yes	9/30/2020
Service Employees International Union Local 1 Cleveland Pension Plan	34-6666717	001	Green	120,523	21,008	163,333	Yes	4/30/2019
Building Service Pension Plan	91-6034670	001	Red	199,573	14,705	153,814		4/30/2020
Firemen & Oilers Pension Plan of SEIU Local 1	51-6044679	001	Green	80,434	14,079	94,071	Yes	2/28/2018
NY Hotel Trades Council and Hotel Assoc. of NYC, Inc. Pension Fund	13-1764242	001	Green	16,070	1,687	81,286		6/30/2019
Massachusetts Service Employees Pension Fund	04-6344921	001	Green	8,892	1,386	17,394		9/30/2020
IOUE Local 30 Pension Fund	51-6045848	001	Green	4,265	1,757	10,286		3/31/2017
Central Laborer's Pension Fund	37-6052379	001	Red	3,393	720	7,502		n/a
Local 25 SEIU & Participating Employers Pension Trust	36-6486542	001	Green	4,224	352	2,249		4/8/2015

				$978,986	$122,307	$1,397,713

(a)	As defined by the Pension Protection Act, "PPA", the zone status indicates the percent plan is funded for plan years presented.

Red zone:	Plans generally funded less than 65%.
Yellow zone:	Plans generally funded less than 80%.
Green zone:	Plans at least 80% funded.

The requirement for financial improvement plans, “FIP”, or rehabilitation plans, “RP”, is determined by the funding level or zone of the applicable plan.

NOTE 12 – RELATED-PARTY TRANSACTIONS

Successor Company

Beginning March 2, 2016, the Company is obligated to pay a quarterly monitoring fee that equates to $2,000,000 annually, plus expenses, to Goldman Sachs and THL. The Company paid $1,666,667 related to the monitoring fees for the period ended December 31, 2016. These expenses were recorded in general and administrative expenses in the accompanying consolidated statements of operations. In addition to the monitoring fee, the Company recorded $4,300,000 of fees related to transaction and other expense during the periods ended December 31, 2016 and March 1, 2016, respectively. As of December 31, 2016, the Company had liability of $562,179 of outstanding balances included in other accrued expenses in the accompanying consolidated balance sheets.

Certain facilities are leased from certain former owners of acquired businesses who are current employees of the Company. Rent paid to these parties amounted to $262,358, $51,772 and $356,130 for the periods ended December 31, 2016, March 1, 2016 and December 31, 2015, respectively.

32

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016 and 2015

NOTE 12 – RELATED-PARTY TRANSACTIONS – CONTINUED

On July 24, 2015, the Company entered into a long-term separation agreement with two former officers. This agreement provides for payments totaling $2,300,000. Approximately $1,500,000 is payable ratably over five years with one-time payment of approximately $800,000 payable at the end of the five year agreement. On December 28, 2015 the Company entered into a separation agreement with a former executive officer. This agreement provides for payments totaling approximately $1,375,000 and is payable ratably over two years. On November 18, 2016 the Company entered into a separation agreement with a former executive officer. This agreement provides for payments totaling approximately $475,000 and is payable over twelve months. At December 31, 2016, $1,452,998 is recorded in accrued compensation related expenses and $1,420,794 is recorded in other liabilities in the Consolidated Balance Sheets related to these agreements. At December 31, 2015, $1,068,000 is recorded in accrued compensation related expenses and $2,456,000 is recorded in other liabilities in the Consolidated Balance Sheets related to these agreements.

Predecessor Company

Until March 1, 2016, the Predecessor Company owed Blackstone, who was the Company’s majority shareholder, a monitoring fee that is 2% of earnings before interest, taxes, depreciation and amortization (EBITDA), as defined for each fiscal year. The Company recorded $333,334 and $2,000,000 related to the monitoring fees for the periods ended March 1, 2016 and December 31, 2015, respectively. In addition to the monitoring fee, the Company recorded $14,000 and $550,000 of other expense during the periods ended March 1, 2016 and December 31, 2015, respectively. These expenses were recorded in general and administrative expenses in the accompanying Consolidated Statements of Operations. As of December 31, 2015, the Company had $631,333 of outstanding balances included in other accrued expenses.

The Company conducts business with other entities that are controlled by Blackstone. The Company recognized revenue of $1,082,521 and $14,312,065, for the periods ended March 1, 2016 and December 31, 2015, respectively, from other entities controlled by Blackstone. As of December 31, 2015, the Company had $1,163,039 of outstanding balances included in accounts receivable from these other entities.

NOTE 13 – SUBSEQUENT EVENTS

The Company has evaluated its December 31, 2016 consolidated financial statements for subsequent events through March 30, 2017, the date the consolidated financial statements were available to be issued. The Company is not aware of any subsequent events which would require recognition or disclosure in the consolidated financial statements.

33

Consolidated Financial Statements and Report of Independent Certified Public Accountants

Erie Acquisition Holdings, Inc. and Subsidiaries

December 31, 2015 and 2014

CONTENTS

Page

Report of Independent Certified Public Accountants	2-3

Consolidated Financial Statements:

Balance Sheets	4

Statements of Operations	5

Statements of Stockholders’ Equity	6

Statements of Cash Flows	7

Notes to Consolidated Financial Statements	8-31

Grant Thornton LLP
1375 East 9th Street, Suite 1500
Cleveland, OH 44114-1718

T 216.771.1400
F 216.771.1409
GrantThornton.com
Report of Independent Certified Public Accountants	linkd.in/GrantThorntonUS
twitter.com/GrantThorntonUS

Board of Directors

Erie Acquisition Holdings, Inc. and Subsidiaries

We have audited the accompanying consolidated financial statements of Erie Acquisition Holdings, Inc. (a Delaware Corporation) and Subsidiaries, which comprise the consolidated balance sheets as of December 31, 2015 and 2014 and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Erie Acquisition Holdings, Inc. and Subsidiaries as of December 31, 2015 and 2014 and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Cleveland, Ohio

March 31, 2016

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

December 31, 2015 and 2014

	2015	2014
ASSETS
Current Assets:
Cash and cash equivalents	$817,228	$297,985
Restricted cash	25,000,000	25,000,000
Accounts receivable, net of allowance for doubtful accounts of $2,208,193 and $2,109,887 for 2015 and 2014, respectively	111,684,113	117,676,431
Refundable income taxes	208,622	2,016,096
Prepaid expenses and other current assets	4,091,605	4,046,774
Deferred income taxes	7,393,983	5,637,938
Total current assets	149,195,551	154,675,224

Property and equipment, net	36,188,927	32,213,214
Goodwill	262,151,805	262,151,805
Other intangible assets, net	304,688,176	336,934,948
Deferred income taxes	1,768,558	2,053,254
Other assets	12,973,570	15,291,033

Total Assets	$766,966,587	$803,319,478

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long-term debt	$3,400,000	$3,400,000
Accounts payable	10,182,216	13,527,856
Accrued compensation and related expenses	29,823,329	26,722,637
Current portion of long-term capital lease	804,412	162,970
Income taxes payable	2,003,956	-
Other accrued expenses	31,195,872	43,465,055
Total current liabilities	77,409,785	87,278,518

Other liabilities	3,726,268	1,036,418
Interest rate swap liability	2,453,697	1,091,402
Long-term capital lease	1,844,410	169,057
Long-term debt	399,512,192	429,115,675
Deferred income taxes	115,113,886	122,253,984
Total liabilities	600,060,238	640,945,054

Stockholders’ Equity:
Preferred stock, $0.01 par value. Authorized 100,000 shares; no shares issued and outstanding as of December 31, 2015 and 2014	-	-
Common stock, $0.01 par value. Authorized 50,000,000 shares; issued and outstanding 9,478,640 shares as of December 31, 2015 and 9,481,248 shares as of December 31, 2014	94,786	94,812
Additional paid-in capital	190,819,897	190,408,178
Accumulated deficit	(24,008,334)	(28,128,566)
Total stockholders’ equity	166,906,349	162,374,424

Total Liabilities and Stockholders’ Equity	$766,966,587	$803,319,478

The accompanying notes to consolidated financial statements are an integral part of these statements.

4

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ended December 31, 2015 and 2014

	2015	2014

Revenues	$1,013,713,832	$988,375,077

Cost of services provided (includes depreciation expense of $11,525,136 and $9,811,216 for 2015 and 2014, respectively)	862,878,508	844,771,336

Gross profit	150,835,324	143,603,741

Operating expenses:
Selling expense	10,357,829	9,748,917
General and administrative expense	65,784,056	60,168,429
Stock-based compensation expense	532,129	436,006
Amortization	32,246,772	46,579,898
Other depreciation	2,015,578	915,890

Total operating expenses	110,936,364	117,849,140

Operating income	39,898,960	25,754,601

Interest expense	31,938,060	31,881,985

Income (loss) before income taxes	7,960,900	(6,127,384)

Income tax expense (benefit)	3,840,668	(5,165,788)

Net income (loss)	$4,120,232	$(961,596)

The accompanying notes to consolidated financial statements are an integral part of these statements.

5

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

For the years ended December 31, 2015 and 2014

			Additional
	Common stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance, December 31, 2013	9,481,248	$94,812	$189,972,172	$(27,166,970)	$162,900,014

Stock-based compensation expense	-	-	436,006	-	436,006
Net loss	-	-	-	(961,596)	(961,596)

Balance, December 31, 2014	9,481,248	$94,812	$190,408,178	(28,128,566)	162,374,424

Stock repurchase	(5,002)	(50)	(175,020)	-	(175,070)
Exercise of stock options	2,394	24	54,610	-	54,634
Stock-based compensation expense	-	-	532,129	-	532,129
Net income	-	-	-	4,120,232	4,120,232

Balance, December 31, 2015	9,478,640	$94,786	$190,819,897	$(24,008,334)	$166,906,349

The accompanying notes to consolidated financial statements are an integral part of these statements.

6

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31, 2015 and 2014

	2015	2014
Cash flows from operating activities:
Net income (loss) attributable to Erie Acquisition Holdings, Inc.	$4,120,232	$(961,596)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization	32,246,772	46,579,898
Depreciation	13,540,714	10,727,106
Non-cash interest expense	3,486,890	3,615,533
Interest rate swap	1,362,295	1,091,402
Stock-based compensation	532,129	436,006
Loss (gain) on disposal	155,929	(10,232)
Provision for doubtful accounts, net of write-offs	145,323	258,027
Deferred income tax benefit	(8,611,447)	(16,242,330)
Changes in operating assets and liabilities:
Accounts receivable	5,846,995	(16,126,566)
Refundable income taxes	1,807,474	1,967,528
Prepaid expenses and other current assets	(44,831)	70,176
Other assets	(722,910)	(2,461,946)
Accounts payable	(3,345,640)	42,510
Accrued compensation and related expenses	3,100,692	3,323,987
Income taxes payable	2,003,956	-
Other accrued expenses	(12,485,183)	9,183,460
Other liabilities	1,969,850	53,274
Net cash provided by operating activities	45,109,240	41,546,237

Cash flows from investing activities:
Purchases of property and equipment, net	(13,795,617)	(19,068,493)
Net cash used in investing activities	(13,795,617)	(19,068,493)

Cash flows from financing activities:
Payments on long-term debt	(28,050,000)	(22,550,000)
Borrowings on revolver	126,700,000	310,800,000
Payments on revolver	(128,700,000)	(310,800,000)
Payments on capital lease obligations	(623,944)	(46,795)
Stock repurchase	(175,070)	-
Proceeds from exercise of stock options	54,634	-
Net cash used in financing activities	(30,794,380)	(22,596,795)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	519,243	(119,051)

Cash and cash equivalents, beginning of year	297,985	417,036
Cash and cash equivalents, end of year	$817,228	$297,985

Capital expenditures funded by capital lease borrowings and notes payable	$3,876,739	$-

The accompanying notes to consolidated financial statements are an integral part of these statements.

7

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015 and 2014

NOTE 1 – ORGANIZATION AND BUSINESS

Erie Acquisition Holdings (the “Company”), Inc. was formed in August 2012 for the original purpose of acquiring GCA Services Group, Inc. and its subsidiaries (“GCA”). Erie Acquisition Holdings, Inc. completed its acquisition of GCA on November 1, 2012, as more fully described in Note 2. Erie Acquisition Holdings, Inc., through its indirectly wholly-owned subsidiary, GCA, (together known as the Company) began operations on November 2, 2012.

GCA provides contract building cleaning services, building maintenance, landscaping and grounds services, and other similar services for commercial and industrial businesses, office buildings, colleges and universities, school systems, and other facilities. The Company also provides staffing services to various commercial businesses.

On March 1, 2016, the Company consummated an agreement with the Merchant Banking Division of Goldman Sachs (“Goldman Sachs”) and Thomas H. Lee Partners, L.P. (“THL”) from affiliates of the investment funds sponsored by Blackstone Group L.P and its affiliates (“Blackstone”). Refer to Note 13 for further discussion.

NOTE 2 – 2012 RECAPITALIZATION AND MERGER

On November 1, 2012, GCA, Nautic Partners V, L.P. (GCA’s previous controlling shareholder), and Erie Merger Subsidiary, Inc. (Merger Sub, an indirect wholly-owned subsidiary of Company) consummated an Agreement and Plan of Merger (the Merger). Pursuant to the Merger, Merger Sub merged with and into the GCA, with the GCA being the surviving corporation.

As a result of the Merger, the Company is majority owned by Blackstone. Blackstone and certain members of the Company’s management (the Investor Group), through the Company, beneficially own all of the issued and outstanding capital stock of the Company.

References in these financial statements to the “Predecessor Company” refer to GCA prior to November 2, 2012. As defined in the Merger agreement, a portion of the Merger Consideration was not paid to the Predecessor’s Company’s shareholders. This portion of the Merger Consideration totaling $42,250,000 was deposited at a commercial bank into four escrow accounts: $6,500,000 into a Working Capital Escrow account, $30,750,000 into an Indemnification Escrow account, $2,500,000 into an Incremental Expense Escrow account, and $2,500,000 into a Security Holders’ Representative Escrow Account. The first three escrow accounts are disbursed at the direction of the Company and Security Holders’ Representative (the Predecessor Company’s controlling shareholder). The Security Holders’ Representative Escrow account is disbursed at the direction of Security Holders’ Representative.

8

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 2 – 2012 RECAPITALIZATION AND MERGER – CONTINUED

Per the Merger agreement, the Working Capital Escrow account was required to be disbursed as soon as practicable after 90 days of the Merger date when the Company and the Security Holders’ Representative agreed on the disbursement amounts. Pursuant to this requirement, in March 2013, the Merger Consideration was reduced by $501,065 and returned to the Company and the remaining $5,998,935 was disbursed to the Predecessor Company’s shareholders. These remaining escrow accounts are to be disbursed as soon as practicable after any and all valid claims through February 1, 2014 are agreed to by the parties controlling the disbursement of the respective escrow accounts. On January 31, 2014, the Merger agreement was amended, to extend the release date for disbursement of the remaining indemnification escrow and the date to file specified claims that were pending to March 1, 2014. Up through December 31, 2014, the Merger Consideration was further reduced by $4,302,461, related to claims for litigation and related expenses and certain Predecessor Company tax liabilities, paid for and reimbursed to the Company out of the Indemnification Escrow account. Additionally, in March 2014, $21,467,906 was disbursed to the Predecessor Company’s shareholders out of the Indemnification Escrow account.

The remaining balance in the Indemnification Escrow along with the other escrow accounts are to be disbursed after any and all valid claims have been settled and are agreed to by the parties controlling the disbursement of the respective escrow accounts.

The balances of the Indemnification Escrow Account, the Incremental Escrow Account, and the Security Holders’ Representative Escrow Account are the sole remedies for claims by the parties to the Merger Agreement against the shareholders of the Predecessor Company.

The only other disbursements to the former GCA shareholders from the Company pursuant to the Merger Agreement are generally for tax benefits realized by the Company that relate to both the Predecessor Company’s operations prior to and through November 1, 2012 and any future tax benefits associated with escrow payments made to former shareholders in which the Company receives a tax benefit that is properly deducted by the Company in any taxable year beginning on or after the Merger.

Certain tax benefits related to the Predecessor Company’s operations prior to the Merger included a payment of $8,488,439 disbursed in March 2013 related primarily to the refund of 2012 estimated tax payments made by the Predecessor Company that the Company received, and $5,200,837 paid in November 2013 related to refunds received for the carryback of the November 1, 2012 operating loss. These benefits accrue to the Predecessor Company associated with operating losses of the Predecessor Company prior to the Merger. In March 2014, $682,976 was paid related to the state and local refunds received for the carryback of the November 1, 2012 operating loss. In April 2015 and November 2015, $4,445,198 and $2,254,429, respectively, was disbursed to the Predecessor Company’s shareholders related to tax benefits owed. Amounts owed from the Incremental Expense Escrow and the Security Holders’ Representative Escrow were repaid as part of the April 2015 payment. As of December 31, 2015 and 2014 an accrued liability in the accompanying consolidated balances sheets of $794,773 and $7,537,357 had been recorded to reflect these obligations, respectively.

9

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Principles of Consolidation

The consolidated financial statements include the accounts of Erie Acquisition Holdings, Inc. and its consolidated subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

(b)	Use of Estimates

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

(d)	Restricted Cash

The Company maintains a $25,000,000 deposit at a commercial bank in lieu of a letter of credit to collateralize potential obligations under the Company’s insurance program. In certain circumstances, an insurance provider has withdrawal rights with respect to this deposit.

(e)	Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, and accounts receivable. The Company manages the credit risk associated with cash and cash equivalents by investing with high-quality institutions and, by policy, limiting the amount of credit exposure to any one institution. The Company maintains cash accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses from maintaining cash accounts in excess of such limits. Management believes that it is not exposed to any significant risks related to its cash accounts. The Company’s allowance for doubtful accounts reflects current market conditions and management’s assessment regarding the collectability of its accounts receivable. All credit is extended to customers based upon management’s evaluation of creditworthiness and collateral is not required.

(f)	Property and Equipment

Property and equipment additions are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets. Expenditures for repairs and maintenance are charged to expense, as incurred, whereas major renewals and betterments are capitalized.

10

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(g)	Goodwill and Other Intangible Assets

Goodwill represents the excess of cost over the fair value of net assets of businesses acquired. Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but instead are tested for impairment at least annually in accordance with the provisions of Accounting Standards Codification (ASC) No. 350, Intangibles – Goodwill and Other. ASC No. 360, Property, Plant and Equipment and Long-lived Assets also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives, and reviewed for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount may not be recoverable.

(h)	Other Assets

Other assets consist primarily of deferred financing costs and capitalized sales commissions.

As a result of financing for the Merger, $17,480,023 of financing costs were incurred in connection with the Senior Secured Credit Facilities discussed in Note 7. These financing costs are being amortized on a straight-line basis, which approximates the effective interest method, over the life of the applicable agreements.

Amortization of deferred financing costs, which is included in interest expense in the accompanying Consolidated Statements of Operations, was $3,040,373 and $3,152,176 for the years ended December 31, 2015 and 2014, respectively. The remaining unamortized fees were $8,623,884 and $11,664,257 as of December 31, 2015 and 2014, respectively. Accumulated amortization for the financing costs was $9,484,400 and $6,444,027 as of December 31, 2015 and 2014, respectively.

The Company capitalizes commissions paid to sales personnel in connection with the execution of customer contracts. These amounts are capitalized and amortized over the length of the expected customer relationship (not exceeding five years), on a straight-line basis. The portions of the capitalized commissions that will be recorded as amortization within the first 12 months after year-end are included in prepaid expenses and other current assets in the accompanying consolidated balance sheets. Capitalized commissions of $1,060,015 and $876,586 are included in prepaid expenses and other current assets and $1,802,600 and $2,020,690 are included in other assets as of December 31, 2015 and 2014, respectively.

(i)	Revenue Recognition

Service revenue is recognized at the time services are performed. Product revenue is recognized upon the shipment of supplies and equipment when title transfers to the customer.

11

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(j)	Income Taxes

Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(k)	Accounting for Stock-Based Compensation

The Company applies the accounting prescribed in ASC No. 718, which requires that all stock-based compensation be recognized as an expense in the financial statements and that such cost be measured at the fair value of the award.

The Company recognizes compensation expense based on estimated grant date fair value using the Black-Scholes option-pricing model. Share-based compensation cost related to stock options recognized under ASC No. 718 was $532,129 and $436,006 for the years ended December 31, 2015 and 2014, respectively. See Note 8 for further details of stock-based compensation expense.

(l)	Impairment of Long-Lived Assets

In accordance with ASC No. 350, the Company tests goodwill annually for impairment, and more frequently if events and circumstances indicate that the asset might be impaired. An impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value. The Company performed its annual impairment tests as of October 31, 2015 and 2014.

Qualitative Assessment

For 2015, the Company based its goodwill assessment on a qualitative assessment. The Company utilized the expected consideration from its merger agreement with Goldman Sachs/THL to derive fair value. This rationale is supported by the FASB per ASC 820, Fair Value Measurements and Disclosures, which defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants”. Thus, purchase price is an indicator of fair value as this was a transaction consummated between willing parties. The qualitative assessment determined that it was more likely than not that the fair value of the Company was greater than the carrying value.

12

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Quantitative Assessment

For 2014, the Company based its goodwill assessment on a quantitative assessment. This determination is made at the reporting unit level and consists of two steps. First, the fair value of a reporting unit is compared to its carrying amount. Second, if the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation, in accordance with ASC No. 805, Business Combinations. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill. The services of a third party appraiser were employed to calculate the fair value using a probability weighted average assessment. The Company noted no impairment associated with the single reporting unit.

In accordance with ASC No. 360, Property, Plant, and Equipment, long-lived assets such as property and equipment and intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, then an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds its fair value. There were no triggering events during the years ended December 31, 2015 and 2014.

(m)	Derivative Financial Instruments and Hedging Activity

The Company recognizes all derivatives on the Consolidated Balance Sheets as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives are accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. None of the Company’s derivatives qualify for hedge accounting treatment and consequently changes in fair value are reflected in the Consolidated Statement of Operations during the years ended December 31, 2015 and 2014, respectively.

On June 12, 2014, the Company entered into a $150 million notional amount forward starting interest rate swap agreement with a financial institution in order to fix the base LIBOR interest rate of a portion of the principal the Credit Facilities more fully described in Note 7. The interest rate swap agreement starts on June 30, 2015 and terminates on June 30, 2018. The swap agreement is a pay fixed rate of 2.0760% but also has a floating rate option which is the greater of 1% or the 3 month US Dollar LIBOR-BBA rate, as defined. The Company has recorded an interest rate swap liability of $2,453,697 and $1,091,402 in long-term liabilities on the Consolidated Balance Sheets at December 31, 2015 and 2014, respectively. The Company has recorded $2,203,728 and $1,091,402 as interest expense for the years ended December 31, 2015 and 2014, respectively related to the change in the interest rate swap.

13

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(n)	Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value is calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities includes consideration of non-performance risk including the Company’s own credit risk.

In determining fair value, the Company uses various valuation approaches, including market, income and/or cost approaches. The accounting guidance related to financial assets and financial liabilities establishes a hierarchy for inputs used in measuring fair value which maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Company’s financial instruments are cash and cash equivalents, accounts receivable, goodwill, accounts payable, interest rate swap and long-term debt. The recorded values of cash and cash equivalents, accounts receivable and accounts payable approximate their fair values based on their short-term nature. The Company’s long-term debt is recorded at historical cost, and the Company has not elected to apply fair value accounting to such financial instrument. The historical cost of the Company’s long-term debt approximates its fair value. The Company adjusts its interest rate swap carrying values to fair value each reporting period, fair value being obtained from a third party that utilizes a present value technique incorporating the anticipated future LIBOR swap curve.

14

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

The following table sets forth by level, within the fair value hierarchy, the fair value of financial instruments as of December 31, 2015 and 2014:

	Level	2015	2014

Interest rate swap liability	3	$2,453,697	$1,091,042

(o)	Statement of Cash Flow Disclosures

During the years ended December 31, 2015 and 2014, the Company paid interest of $26,681,916 and $26,669,568, respectively, and made income tax payments of $9,000,082 and $10,846,942, respectively.

(p)	Uncertain Tax Positions

In accordance with the provisions of ASC No. 740, Income Taxes, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.

The Company is subject to income taxes in the U.S. federal jurisdiction, various states and Puerto Rico. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by the tax authorities for the years before 2013, and state and local, or non-U.S. income tax examinations by tax authorities for the years before 2011.

The Company recognizes interest and penalties related to unrecognized tax benefits and liabilities as a component of income tax expense. The amount of interest and penalties incurred for the years ended December 31, 2015 and 2014 are not material.

(q)	Overdrafts

There were no negative book cash balances at December 31, 2015. Negative book cash balances of approximately $7,300,000 at December 31, 2014 have been included in current liabilities within accrued compensation and related expenses in the accompanying Consolidated Balance Sheets.

15

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 4 – NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS

In February 2016, Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases (Topic 842), which will require leases to be recorded as an asset on the balance sheet for the right to use the leased asset and a liability for the corresponding lease obligation for leases with terms of more than twelve months. The accounting treatment for lessors will remain relatively unchanged. ASU 2016-02 also requires additional qualitative and quantitative disclosures related to the nature, timing and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. The Company is evaluating the pronouncement.

In November 2015, the FASB issued ASU 2015-17, Income Taxes Balance Sheet Reclassification of Deferred Taxes (Topic 741). ASU 2015-17 requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments to this update. The amendments in this update are effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Early adoption is permitted and the amendments may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Company is evaluating the pronouncement.

In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of Interest, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance of debt issuance costs are not affected by the amendments in this update. ASU 2015-03 will be effective for the Company beginning in the first quarter of 2016 and requires the Company to apply the new guidance on a retrospective basis on adoption. The Company is evaluating the pronouncement.

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205.40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The new standard provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. Management will be required to perform interim and annual assessments of the Company’s ability to continue as a going concern within one year of the date and financial statements are issued. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and interim periods within those years, with early adoption permitted. The Company is evaluating the pronouncement but the adoption of this standard is not expected to have an impact on the Company’s financial statement disclosures.

16

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 4 – NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS - CONTINUED

In June 2014, the FASB issued ASU No. 2014-12, Compensation-Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. ASU 2014-12 requires a reporting entity to treat a performance target that affects vesting and that could be achieved after the requisite service period as a performance condition. It is effective for annual periods beginning after December 15, 2015. Early adoption is permitted. ASU 2014-12 may be adopted either prospectively for share-based payment awards granted or modified on or after the effective date, or retrospectively, using a modified retrospective approach. The modified retrospective approach would apply to share-based payment awards outstanding as of the beginning of the earliest annual period presented in the financial statements on adoption, and to all new or modified awards thereafter. The Company is evaluating the pronouncement.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers: Topic 606. This ASU replaces nearly all existing U.S. GAAP guidance on revenue recognition. The standard prescribes a five-step model for recognizing revenue, the application of which will require significant judgment. In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers: Topic 606: Deferral of Effective Date. This standard delays the effective date by one year to fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Company is in the process of assessing the impact the adoption of this ASU will have on the consolidated financial statements.

In January 2014, the FASB issued Accounting Standards Update (ASU) 2014-2, Intangibles Goodwill and Other. These pronouncements permit a private company to subsequently amortize goodwill on a straight-line basis over a period of ten years, or less if the company demonstrates that another useful life is more appropriate. It also permits a private company to apply a simplified impairment model to goodwill. The pronouncement is effective for annual periods beginning after December 15, 2014 with early adoption permitted. The Company elected not to adopt this pronouncement.

In January 2014, the FASB issued ASU 2014-3, Derivatives and Hedging (Topic 815)—Accounting for Certain Receive-Variable Pay-Fixed Interest Rate Swaps—Simplified Hedge Accounting Approach. These amendments permit private companies (other than financial institutions) the option to use a simplified hedge accounting approach to account for interest rate swaps that are entered into for the purpose of converting variable-rate interest payments to fixed-rate payments. The pronouncement is effective for annual periods and interim periods beginning after December 15, 2015 with early adoption permitted. A full retrospective approach or modified retrospective approach is allowed for transition. Disclosures for a change in accounting principle are required upon adoption. The Company has elected not to adopt this pronouncement.

17

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 5 – PROPERTY AND EQUIPMENT

	Useful	December 31
	Life	2015	2014

Machinery and equipment	5 to 6 years	$39,085,053	$31,076,960
Automotive equipment	5 years	12,043,864	11,790,541
Office furniture and fixtures	5 years	786,731	725,695
Computer hardware and software	3 to 5 years	6,840,053	3,880,798
Capital leased assets	Lease term	3,262,000	464,116
Leasehold improvements	Lease term	1,170,056	947,405
		63,187,757	48,885,515
Less accumulated depreciation and amortization		(26,998,830)	(16,672,301)

Property and equipment, net		$36,188,927	$32,213,214

Depreciation expense for property and equipment for the years ended December 31, 2015 and 2014 was $13,540,714 and $10,727,106, respectively.

NOTE 6 – OTHER INTANGIBLE ASSETS

	Average	December 31
	Useful Life	2015	2014
Intangible assets:
Customer contracts and relationships	15-18 years	$294,600,000	$294,600,000
Covenants not to compete	2 years	21,200,000	21,200,000
Trademarks and tradenames	Indefinite	133,500,000	133,500,000
		449,300,000	449,300,000
Less accumulated amortization		(144,611,824)	(112,365,052)

Other intangible assets, net		$304,688,176	$336,934,948

The covenants not to compete are amortized on a straight-line basis. The customer contracts and relationships are amortized on a declining balance method based on the level of cash flows used in the valuation of the assets. Amortization expense for amortizing intangible assets was $32,246,772 and $46,579,898, for the years ended December 31, 2015 and 2014, respectively. Amortization expense for each of the next five years, 2016 through 2020, is $27,497,011, $24,491,781, $20,801,210, $17,672,529 and $15,016,928, respectively.

18

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 7 – LONG-TERM DEBT

Senior Secured Credit Facilities

In connection with the Merger, the Company entered into first and second lien senior secured credit facilities having an aggregate principal amount of $540,000,000 (the “Credit Facilities”), consisting of a $65,000,000 first lien senior secured revolving credit facility, $325,000,000 in aggregate principal amount of first lien senior secured term loans and $150,000,000 in aggregate principal amount of second lien secured term loans. The principal amounts of the first and second lien senior secured term loans of $475,000,000 as of December 31, 2012 are recorded net of an original issue discount of $3,125,000. This discount is being amortized based on the effective interest method. As of December 31, 2015 and 2014, there was $1,487,808 and $1,934,325 of unamortized original issue discount netted against the principal amounts of the Credit Facilities. The discount is being amortized based on the effective interest method.

Under the revolving credit facility, no amount was outstanding as of December 31, 2015. There was $2,000,000 outstanding as of December 31, 2014.

Summarized below are the principal terms of the agreements that govern the Credit Facilities.

First Lien Term Loans bear interest at the London Interbank Rate (LIBOR) subject to a 1.0% floor plus 3.25% for Eurocurrency Rate Loans, or for Base Rate Loans, 2.25% plus the highest of (1) federal funds rate plus 1/2 of 1%, (2) the prime rate of Credit Suisse AG, and (3) the LIBOR rate determined by reference to the costs of funds for U.S. dollar deposits for an interest period of one month adjusted for certain additional costs plus 1.00%. First Lien Revolver Loans bear interest at 2.75% plus the highest rate of (1) (2) or (3) above. Total interest expense for the years ended December 31, 2015 and 2014 for borrowings under the Credit Facilities totaled $25,824,551 and $26,725,627, respectively, including prepayment penalties and fees. The First Lien Senior Secured Credit Facility Term Loan bears an interest rate of 4.25% under the Eurocurrency rate as of December 31, 2015. The First Lien Senior Secured Credit Facility Term Loan bears an interest rate of 5.75% under the Base rate as of December 31, 2015. The First Lien Revolver Loans bear an interest rate of 6.00% under the Base rate as of December 31, 2015. The applicable margin for borrowings under the Second Lien Credit Facility is 8.00% with respect to Eurocurrency Rate borrowings. The Second Lien Senior Secured Credit Facility bears an interest rate of 9.25% under the Eurocurrency rate as of December 31, 2015.

The Credit Facilities also provide for the issuance of Letters of Credit, as defined. The Company is required to pay a fee of 3.875% per annum for the total Letters of Credit outstanding. The Company has outstanding Letters of Credit issued under the Credit Facilities, net of the restricted cash deposit discussed in Note 3, totaling $14,328,447 and $18,278,447 at December 31, 2015 and 2014, respectively.

The Company is required to pay a commitment fee of 0.50% per annum to the lenders under the senior secured revolving facility in respect of the unutilized commitments thereunder. Prepayments are required to be made upon certain conditions, and the Company may voluntarily prepay the outstanding loans.

19

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 7 – LONG-TERM DEBT – CONTINUED

The first lien term loan facility amortizes in equal quarterly installments in aggregate annual amounts equal to 1.00% of the aggregate principal amount of the first lien term loan facility, with the balance payable on October 31, 2019. The principal amount outstanding under the revolving credit facility is due five years after the closing date on October 31, 2017. The principal amount outstanding under the second lien term loan facility is due in full on October 31, 2020.

Obligations under the senior secured credit facilities are unconditionally guaranteed by each of the Company’s existing U.S. wholly-owned restricted subsidiaries (other than any excluded subsidiary) and, secured by substantially all of the assets of the Company and guarantors, including a pledge of all of the Company’s capital stock.

Additionally, the Company is required to maintain certain financial and nonfinancial covenants, as defined, including a consolidated first lien leverage ratio test on the last day of any quarter. The Company was in compliance with the covenants as of December 31, 2015 and 2014.

Long-Term Debt Maturities

As of December 31, 2015, the Company’s long-term debt is payable as follows:

Term
Loans

2016	$3,400,000
2017	3,400,000
2018	3,400,000
2019	274,200,000
2020	120,000,000
Total payments	404,400,000
Less current portion of long-term debt	(3,400,000)
Less unamortized debt discount	(1,487,808)

Long-term debt	$399,512,192

NOTE 8 – STOCK OPTION PLAN

In connection with the Merger discussed in Note 2, the Company adopted a stock option plan in which certain employees of the Company can participate.

Under the terms of the Plan, the Company may grant awards to key employees, directors, other service providers, or independent contractors of the Company and its subsidiaries, which awards include grants of non-qualified stock options and stock appreciation rights and other stock-based awards, including restricted shares of Company common stock, restricted stock units, and the opportunity to purchase shares of Company common stock. The number of shares of Company common stock subject to the Plan will be equal to approximately 13.33% of the shares of Company common stock, determined on a fully diluted basis.

20

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 8 – STOCK OPTION PLAN – CONTINUED

Options granted under the Plan will be non-qualified stock options for federal income tax purposes. The exercise price will be determined by the Company’s Board of Directors (Board), provided that for purposes of an option granted to a Participant who is a U.S. taxpayer the exercise price per share will not be less than 100% of the fair market value of a Company share on the date the option is granted. Options granted under the Plan will be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event will an option be exercisable more than ten years after the date it is granted.

An Option may be exercised by paying the exercise price in cash or its equivalent (e.g., by personal check); in shares (subject to such requirements as may be established by the Board); partly in cash and partly in such shares which, in the aggregate, have a value equal to the aggregate exercise price of the shares being purchased if there is a public market for the shares at such time; to the extent permitted by and subject to rules of the Board, through the delivery of irrevocable instructions to a broker to sell shares obtained upon the exercise of the option and to deliver to the Company an amount equal to the exercise price; or using a net settlement mechanism whereby the number of shares delivered upon the exercise of the option will be reduced by a number of shares that has a fair market value equal to the exercise price, provided that the participant tenders cash or its equivalent to pay any applicable withholding taxes (unless otherwise permitted by the Board).

The Board may also grant stock appreciation rights independent of or in connection with an option. A stock appreciation right granted in connection with an option may be granted at the time the related option is granted or at any time prior to the exercise or cancellation of the related option, will cover the same number of shares covered by an option (or such lesser number of shares as the Board may determine), and will be subject to the same terms and conditions as such option, except for certain additional limitations imposed by the Plan.

The exercise price per Company share of a stock appreciation right will be an amount determined by the Board, provided that for the purposes of a stock appreciation right granted to a Participant who is a U.S. taxpayer, the exercise price will be at least 100% of the fair market value of a share of Company common stock on the date the stock appreciation right is granted. Generally, each stock appreciation right will entitle the participant upon exercise to an amount equal to the excess of the fair market value of one share on the exercise date over the exercise price, times the number of shares covered by the stock appreciation right. Payment to the participant will be made in shares or in cash or partly in Company shares and partly in cash (with any shares valued at fair market value), all as will be determined by the Board.

21

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 8 – STOCK OPTION PLAN – CONTINUED

“Fair Market Value” means, on a given date, (i) if there is a public market for the Company shares on such date, the closing price of the shares as reported on such date on the principal national securities exchange on which such shares are listed or admitted to trading, or, if no sale of shares shall have been reported on any national securities exchange, then the immediately preceding date on which sales of the shares have been so reported or quoted shall be used, and (ii) if there is not a public market for the shares on such date, the Fair Market Value shall be the fair value of the shares established by the Board in good faith (without regard to discounts for lack of marketability of such shares or minority status and, to the extent applicable, in accordance with Section 409A of the Code (as defined below under “Certain U.S. Federal Income Tax Matters”) giving consideration to any independent valuation analysis performed for the Company and the most recent valuation of the Company used for purposes of public reporting by Blackstone of the value of its portfolio companies.

On March 31, 2015, the Board established a $35 per share price, on March 28, 2014, the Board established a $29 per share price and on May 1, 2013, the Board established a $20 per share as fair market value of one share of Company common stock.

The Board, in its sole discretion, may grant or sell awards of Company shares, restricted shares, restricted stock units, and awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, the shares of Company Common Stock. Such other stock-based awards will be in such form, and dependent on such conditions, as the Board determines, including, without limitation, the right to receive, or vest with respect to, one or more shares (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.

In the event of any change in the outstanding Company shares after the effective date of the Plan by reason of an extraordinary share distribution or split, recapitalization, rights offering, split-up or spin-off, or any other event that constitutes an “equity restructuring” within the meaning of FASB ASC Topic 718, the Board shall make such adjustments to the Plan and outstanding awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such event or transaction. Such actions may include adjustment of the number and kind of shares that may be delivered under the Plan; adjustment of the number and kind of shares subject to outstanding awards; adjustment of the exercise price of outstanding awards or the measure to be used to determine the amount of the benefit payable on an award, and any other adjustments that the Board determines to be equitable. Upon a stock split, a reverse stock split, or a declaration of a dividend payable in shares, the number of Company Shares authorized under the Plan and the number of Company shares subject to each award will be automatically adjusted without any additional action by the Board.

22

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 8 – STOCK OPTION PLAN – CONTINUED

In the event of any change in the outstanding shares after the effective date of the Plan by reason of any reorganization, merger, consolidation, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event that affects the shares such that an adjustment is determined by the Board in its discretion to be appropriate or desirable, the Board in its sole discretion and without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number of shares or other securities of the Company with respect to which awards have or may be granted under the Plan, (ii) the terms of any outstanding award, including (A) the number of shares or other securities of the Company subject to outstanding awards or to which outstanding awards relate and (B) the exercise price of any option or stock appreciation right, and/or (iii) any other affected terms of such awards.

In the event of a Change of Control after the effective date of the Plan, (i) if determined by the Board in the applicable award agreement or otherwise, any outstanding awards then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions will automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such Change of Control and (ii) the Board may, but will not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award, (B) cancel such awards for fair value (as determined in the sole discretion of the Board ) which, in the case of options and stock appreciation rights, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Company Shares subject to such options or stock appreciation rights (or, if no consideration is paid in any such transaction, the fair market value of the shares subject to such options or stock appreciation rights) over the aggregate exercise price of such options or stock appreciation rights, (C) provide for the issuance, assumption or replacement of such substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted hereunder as determined by the Board in its sole discretion whether by any or survivor entity, or a parent or affiliate thereof or (D) provide that for a period of at least 7 days prior to the Change of Control, such awards shall be exercisable, to the extent applicable, as to all shares subject thereto and the Board may further provide that upon the occurrence of the Change of Control, such awards shall terminate and be of no further force and effect.

The Board may amend, alter or discontinue the Plan, but not (a) after the date that Company shares are approved for issuance on a national securities exchange, without the approval of the shareholders of the Company, if such action would, subject to certain exceptions, increase the total number of Shares reserved for the purposes of the Plan, or (b) without the consent of participants holding a majority of the economic interests of the affected participants, if such action would materially diminish the rights of such affected participants under the awards; provided, however, that the Board may amend the Plan as it deems necessary to permit the granting of awards meeting the requirements of the Internal Revenue Code or other applicable laws, and amend any outstanding awards in a manner that is not adverse (other than in a de minimis manner) to a participant, except as may be permitted as described above.

23

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 8 – STOCK OPTION PLAN – CONTINUED

During the years ended December 31, 2015 and 2014, the Company only issued stock options under the Plan. No other restricted shares, restricted stock units, stock appreciation rights or other form of award have been issued by the Plan.

On November 1, 2012 the Board approved the Plan to issue up to 1,461,538 stock options under the Plan. In 2015, the Company granted 273,143 stock options with an exercise price of $35 per share. In 2014, the Company granted 195,000 stock options $29 per share. These options were issued in four tranches, each of which vests in a different way. Each grant recipient received one-fourth of their grant in each of the four tranches summarized below.

•	Time-vesting option. One quarter of the options will vest based on the passage of time and the employee’s continued employment. Subject to the continued employment with the Company or its subsidiaries, 20% of the time-vesting tranche will vest on each anniversary of the date of grant.

•	2.25 Exit-vesting option. One quarter of the options will vest based on the achievement of specified investment returns by Blackstone. Subject to the employee’s continued employment with the Company or its subsidiaries through the applicable vesting date, the exit-vesting tranche will vest on the date, if any, when Blackstone shall have received cash proceeds in respect of its investment in the Company’s equity securities in an amount necessary to ensure both (i) a return equal to a 2.25 times Blackstone’s cumulative invested capital in the Company’s equity securities (a “MOIC Hurdle”) and (ii) an annual internal rate of return of at least 20% on Blackstone’s cumulative invested capital in respect of all such equity securities of the Company (an “IRR Hurdle”);

•	2.75 Exit-vesting option. One quarter of the options will vest based on the achievement of specified investment returns by Blackstone. Subject to the employee’s continued employment with the Company or its subsidiaries through the applicable vesting date, the exit-vesting tranche will vest on the date, if any, when Blackstone shall have received cash proceeds in respect of its investment in the Company’s equity securities in an amount necessary to ensure both (i) a 2.75x MOIC Hurdle and (ii) a 25% IRR Hurdle;

•	3.25 Exit-vesting option. One quarter of the options will vest based on the achievement of specified investment returns by Blackstone. Subject to the employee’s continued employment with the Company or its subsidiaries through the applicable vesting date, the exit-vesting tranche will vest on the date, if any, when Blackstone shall have received cash proceeds in respect of its investment in the Company’s equity securities in an amount necessary to ensure both (i) a 3.25x MOIC Hurdle and (ii) a 30% IRR Hurdle;

24

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 8 – STOCK OPTION PLAN – CONTINUED

Stock option activity and weighted average calculation for the time vesting options for the years ended December 31, 2015 and 2014 is as follows.

			Remaining
	Number of	Exercise	Contracted
	Shares	Price	Term

Balances as of December 31, 2013	276,894	$20.00	8.9
Granted	48,750	29.00	9.2
Forfeited	(5,755)	(20.00)	7.9
Balances as of December 31, 2014	319,889	$21.37	8.3
Granted	68,286	35.00	9.2
Forfeited/Exercised	(62,736)	(21.61)	7.4
Balances as of December 31, 2015	325,439	$24.18	7.6

The Company intends to use authorized and unissued shares of the Company to satisfy share award exercises.

For financial reporting purposes, compensation expense is recognized only for the 325,439 time vesting options granted in accordance with ASC 718. Compensation expense for the three exit-vesting options will be recognized only when an exit event is probable.

The fair value of each time vested option granted in 2015 and 2014 was estimated using the Black-Scholes option pricing model. The Company uses historical data to estimate the expected term of the option, such as employee option exercise and employee past-vesting departure behavior. Separate groups of employees that have similar historical experience behavior are considered separately for valuation purposes. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

The following assumptions were made in arriving at the fair value of options granted in 2015 and 2014:

	2015	2014
Risk-free interest rate	1.90% - 2.10%	2.10% - 2.25%
Volatility	30%	30%
Expected life	6.5	6.5
Dividend yield	No dividends	No dividends

As of December 31, 2015 there was $1,498,855 of unrecognized compensation expense related to non-vested time vesting options. The unamortized balance will be expensed as follows: 2016 – $547,282, 2017 – $502,861, 2018 – $255,294, 2019 – $178,266, and 2020 – $15,152.

25

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 8 – STOCK OPTION PLAN – CONTINUED

The fair market values of each option granted under exit vesting, were estimated using Monte Carlo simulation. The following assumptions were made in arriving at the estimated fair values of the exit vesting option grants in 2015 and 2014.

	2015	2014
Risk-free interest rate	1.90%	2.70%
Volatility	30%	30%
Option term	7.6	8.6
Trials	200,000	200,000

The estimated unrecognized compensation expense related to non-vested exit vesting options totals and is detailed below.

	Number of	Estimated	Average Time
	Shares	Fair Value at	in Years to
	Granted	Grant Date	Vest
2.25 Exit-vesting Options	325,439	$2,600,257	1.9
2.75 Exit-vesting Options	325,439	2,092,573	2.2
3.25 Exit-vesting Options	325,439	1,383,116	2.4
	976,317	$6,075,946	2.2

The total estimated fair value of the Exit-vesting options may be recognized in future periods if an exit event becomes probable.

Each of the exit event options had grants of 68,286 and forfeitures totaling 62,736. There are 159,782 of authorized stock options available for grant at December 31, 2015.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office space and certain equipment under operating leases expiring on various dates through January 30, 2024. The Company is liable under terms of non-cancelable leases for the following future minimum lease commitments:

2016	$2,023,653
2017	1,667,669
2018	1,350,981
2019	1,141,811
2020	869,729
Thereafter	2,427,926

Total minimum lease payments	$9,481,769

26

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 9 – COMMITMENTS AND CONTINGENCIES – CONTINUED

Rent expense for all operating leases was $2,883,371 and $2,876,432 for the years ended December 31, 2015 and 2014, respectively.

The Company leases certain vehicles under agreements that are classified as capital leases. The cost of the vehicles under capital leases included in the Balance Sheet as property, plant and equipment was $2,746,453 at December 31, 2015. Accumulated amortization of the leased vehicles was $162,822 at December 31, 2015. Amortization of vehicles under capital leases in included in depreciation expense. No vehicle capital leases of vehicles existed as of December 31, 2014.

The future minimum lease payments required under the capital leases and the present value of the net minimum lease payments as of December 31, 2015, are as follows:

Amounts

2016	$857,647
2017	634,704
2018	605,018
2019	558,496
2020	460,042
2021 and thereafter	-
Total minimum lease payments	3,115,907
Less amount representing interest	(467,085)
Present value of net minimum lease payments	2,648,822
Less current portion of capital lease obligations	(804,412)
Long-term capital lease obligations	$1,844,410

Contingencies

As discussed in Note 7, the Company has outstanding letters of credit issued by a financial institution in the amount of $14,328,447 and $18,278,447 as of December 31, 2015 and 2014, respectively.

Certain current and former officers of the Company have employment agreements that provide for, among other things, salary, bonus, and severance, in certain circumstances, as defined.

The Company has an unsecured deferred compensation arrangement for selected current and former employees that were not eligible to participate in the Company’s voluntary defined contribution plan. The deferred compensation obligation as of December 31, 2015 and 2014 was $550,454 and $1,036,418, respectively, and is included in other liabilities in the accompanying consolidated balance sheets.

The Company is involved in certain legal actions arising in the ordinary course of business including certain claims made by current and former employees. Management believes that the outcome of such actions, based on the advice of legal counsel, will not have a material adverse effect on the Company’s financial position or results of operations.

27

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 10 – INCOME TAXES

The Company’s effective income tax rate differs from what would be expected if the federal statutory rate were applied to income/(loss) before income taxes for the years ended December 31, 2015 and 2014. The effective tax rate differs from the statutory tax rate primarily due to tax law and state apportionment changes, valuation allowances, transaction related costs and tax credits.

The following is a summary of the components of the income tax expense (benefit) for the years ended December 31, 2015 and 2014:

	2015	2014
Current:
Federal	$9,605,610	$6,510,310
Puerto Rico	834,218	900,650
State	2,012,287	3,665,582
	12,452,115	11,076,542
Deferred:
Federal	(7,664,291)	(10,567,609)
Puerto Rico	274,294	(1,649,369)
State	(1,221,450)	(4,025,352)
	(8,611,447)	(16,242,330)

Income tax expense (benefit)	$3,840,668	$(5,165,788)

Deferred tax assets and liabilities as of December 31, 2015 and 2014 are as follows:

	2015	2014
Deferred tax liabilities:
Depreciation	$(6,204,416)	$(5,787,891)
Intangibles	(113,595,160)	(122,944,786)
Other	(2,508,163)	(4,521,577)
	(122,307,739)	(133,254,254)

Deferred tax assets:
State net operating losses and federal tax credit carryforwards	4,457,601	5,704,171
Valuation allowance- Puerto Rico, State NOL	(3,395,578)	(1,420,463)
Reserves not currently deductible	7,624,574	6,221,832
Other	7,669,797	8,185,922
	16,356,394	18,691,462

Net deferred tax liabilities	$(105,951,345)	$(114,562,792)

28

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 10 – INCOME TAXES – CONTINUED

As of December 31, 2015 and 2014, the Company has no remaining available federal net operating loss carryforwards. As of December 31, 2015, the Company’s various state net operating loss credit carryforwards expire from 2016 to 2025. As of December 31, 2015 and 2014, the Company recorded a valuation allowance of $1,286,805 and $1,420,463, respectively, against certain state deferred tax assets as it is not more likely than not that these tax benefits will be fully realized. As of December 31, 2015, the Company also established a full valuation allowance of $2,108,773 against its foreign tax credit carryforwards as it is not more likely than not that these tax credits will be fully realized before they expire from 2020 to 2023.

The Company had no unrecognized tax benefits as of December 31, 2015 and 2014, respectively.

NOTE 11 – EMPLOYEE BENEFIT PLANS

The Company maintains a voluntary defined contribution plan, including a Section 401(k) feature and profit sharing plan, covering substantially all qualified employees, as defined. Under the plan, employees may elect to contribute up to 25% of their annual compensation, limited by the maximum amount allowable by law. The Company can make a discretionary matching percentage contribution, as defined, of pretax deferrals by eligible employees, which is currently up to a maximum of 3.5% of the employee’s annual compensation, subject to certain Internal Revenue Service limitations.

Company contributions to the voluntary defined contribution plan were $3,900,124 and $3,711,695, for the years ended December 31, 2015 and 2014, respectively.

The Company also contributes to multi-employer pension funds, which cover certain union employees under collective bargaining agreements. The Company could, under certain circumstances, be liable for unvested benefits or other expenses of the multi-employer plans. At this time, the Company has not established any liabilities for future withdrawals because such withdrawals from these plans are not probable. Company contributions to these plans were $1,397,713 and $1,643,484 for the years ended December 31, 2015 and 2014, respectively.

29

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 11 – EMPLOYEE BENEFIT PLANS – CONTINUED

The following table provides additional disclosures about the multiemployer pension plans that the Company participates in as required by ASU 2011-09, Disclosure About an Employee’s Participation in a Multiemployer Plan.

						GCA
						Contributes
			Zone	Contributions		More Than	CBA
Plan Name	FEIN #	Plan #	Status	2015	2014	5%	Expiration

SEIU National Industry Pension Fund	52-6148540	001	Green	$624,959	$835,844		6/30/2016
Building Service 32BJ Pension Fund	13-1879376	001	Red	242,819	282,661		8/31/2016
Service Employees International Union Local 1 Cleveland Pension Plan	34-6666717	001	Green	163,333	129,096	Yes	4/30/2019
Building Service Pension Plan	91-6034670	001	Red	153,814	107,772	Yes	6/30/2016
Firemen & Oilers Pension Plan of SEIU Local 1	51-6044679	001	Green	94,071	128,659	Yes	2/28/2018
New York Hotel Trades Council and Hotel Assoc. of NYC, Inc. Pension Fund	13-1764242	001	Green	81,286	84,469		6/30/2019
Massachusetts Service Employees Pension Fund	04-6344921	001	Green	17,394	18,268		9/30/2016
IOUE Local 30 Pension Fund	51-6045848	001	Green	10,286	46,719		3/31/2017
Central Laborer's Pension Fund	37-6052379	001	Red	7,502	7,896		12/31/2019
Local 25 SEIU & Participating Employers Pension Trust	36-6486542	001	Green	2,249	2,100		4/5/2015

				$1,397,713	$1,643,484

(a)	As defined by the Pension Protection Act, "PPA", the zone status indicates the percent plan is funded for plan years presented.

Red zone:	Plans generally funded less than 65%.
Yellow zone:	Plans generally funded less than 80%.
Green zone:	Plans at least 80% funded.

The requirement for financial improvement plans, “FIP”, or rehabilitation plans, “RP”, is determined by the funding level or zone of the applicable plan.

NOTE 12 – RELATED-PARTY TRANSACTIONS

In 2015 and 2014, the Company owes Blackstone, who is the Company’s majority shareholder, a monitoring fee that is 2% of earnings before interest, taxes, depreciation and amortization (EBITDA), as defined for each fiscal year. The Company recorded $2,000,000 and $1,913,000 related to the monitoring fees in 2015 and 2014, respectively. In addition to the monitoring fee, the Company recorded $550,000 of fees related to transaction and other expense during 2015. These expenses were recorded in general and administrative expenses in the accompanying Consolidated Statements of Operations. As of December 31, 2015 and 2014, the Company had $631,333 and $456,000, respectively, of outstanding balances included in other accrued expenses.

The Company conducts business with other entities that are controlled by Blackstone. The Company recognized revenue of $14,312,065 and $22,273,341, for the years ended December 31, 2015 and 2014, respectively, from other entities controlled by Blackstone. As of December 31, 2015 and 2014, the Company had $1,163,039 and $5,568,969, respectively, of outstanding balances included in accounts receivable from these other entities.

Certain facilities are leased from certain former owners of acquired businesses who are current employees of the Company. Rent paid to these parties amounted to $356,130 and $398,466 for the years ended December 31, 2015 and 2014, respectively.

30

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2015 and 2014

NOTE 12 – RELATED-PARTY TRANSACTIONS – CONTINUED

On July 24, 2015, the Company entered into a long-term separation agreement with two former officers. This agreement provides for payments totaling $2,300,000. Approximately $1,500,000 is payable ratably over five years with one-time payment of approximately $800,000 payable at the end of the five year agreement. On December 28, 2015 the Company entered into a separation agreement with a former executive officer. This agreement provides for payments totaling approximately $1,375,000 and is payable ratably over two years. For the year ended December 31, 2015, severance expenses of approximately $4,300,000 are recorded in general and administrative expenses in the Consolidated Statements of Operations related to these agreements. At December 31, 2015, $1,068,000 is recorded in accrued compensation and related expenses and $2,456,000 is recorded in other liabilities in the Consolidated Balance Sheets related to these agreements.

NOTE 13 – SUBSEQUENT EVENTS

On March 1, 2016, the Company was acquired by Goldman Sachs and THL. This acquisition was funded through equity of approximately $300 million and debt of approximately $664 million, of which the Company is a co-borrower. As a result of this acquisition, on March 1, 2016, the Company’s debt, accrued interest and interest rate swap liabilities were repaid and all prepaid financing fees associated with the debt were written off. A new basis of accounting will be established for the Acquiring Company and all assets and liabilities will be recorded at fair value. In addition, all outstanding stock options were accelerated and subsequently exercised by the option holders. A new management agreement has been established. For the year ended December 31, 2015, approximately $1,300,000 of transactions expenses related to this transaction are recorded in general and administrative expenses in the Consolidated Statements of Operations.

The Company has evaluated its December 31, 2015 consolidated financial statements for subsequent events through March 31, 2016, the date the consolidated financial statements were available to be issued. The Company is not aware of any additional subsequent events which would require recognition or disclosure in the consolidated financial statements, except as disclosed above.

31

Consolidated Financial Statements and Report of Independent Certified Public Accountants

GCA Holding Corp. and Subsidiaries

December 31, 2016

CONTENTS

Page

Report of Independent Certified Public Accountants	2-3

Consolidated Financial Statements:

Balance Sheet	4

Statement of Operations	5

Statement of Stockholders’ Equity	6

Statement of Cash Flows	7

Notes to Consolidated Financial Statements	8-26

Grant Thornton LLP
1375 East 9th Street, Suite 1500
Cleveland, OH 44114-1718

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	T 216.771.1400
F 216.771.1409
GrantThornton.com
linkd.in/GrantThorntonUS
twitter.com/GrantThorntonUS

Board of Directors

GCA Holding Corp. and Subsidiaries

We have audited the accompanying consolidated financial statements of GCA Holding Corp. and Subsidiaries, which comprise the consolidated balance sheet as of December 31, 2016, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the period March 2, 2016 (commencement of operations) through December 31, 2016 and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GCA Holding Corp. and Subsidiaries as of December 31, 2016, and the results of their operations and their cash flows for the period March 2, 2016 (commencement of operations) through December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

Cleveland, Ohio

April 13, 2017

GCA Holding Corp. and Subsidiaries

CONSOLIDATED BALANCE SHEET

December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$65,632
Accounts receivable, net of allowance for doubtful accounts of $2,352,952	122,725,412
Refundable income taxes	3,850,905
Prepaid expenses and other current assets	5,588,189
Total current assets	132,230,138

Property and equipment, net	40,650,964
Goodwill	491,837,463
Other intangible assets, net	522,856,945
Deferred income taxes	818,684
Other assets	5,374,064

Total assets	$1,193,768,258

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$5,150,000
Accounts payable	11,227,306
Accrued compensation and related expenses	29,569,994
Current portion of long-term capital lease	2,294,196
Other accrued expenses	38,883,429
Total current liabilities	87,124,925

Other liabilities	3,860,412
Long-term capital lease	5,700,021
Long-term debt	633,980,469
Deferred income taxes	180,085,477
Total liabilities	910,751,304

Stockholders’ equity:
Preferred stock, $0.01 par value. Authorized 1,000 shares; no shares issued and outstanding as of December 31, 2016	-
Common stock, $0.01 par value. Authorized 4,000,000 shares; issued and outstanding 3,106,000 shares as of December 31, 2016	31,060
Additional paid-in capital	312,060,796
Accumulated deficit	(29,074,902)
Total stockholders’ equity	283,016,954

Total liabilities and stockholders’ equity	$1,193,768,258

The accompanying notes to consolidated financial statements are an integral part of these statements.

4

GCA Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENT OF OPERATIONS

For the period March 2, 2016 (commencement of operations)
through December 31, 2016

Revenues	$843,512,909

Cost of services provided (includes depreciation expense of $11,368,648 )	729,912,251

Gross profit	113,600,658

Operating expenses:
Selling expense	8,419,868
General and administrative expense	43,863,946
Stock-based compensation expense	1,491,856
Amortization	52,411,475
Other depreciation	2,031,111

Total operating expenses	108,218,256

Operating income before transaction expenses	5,382,402

Transaction expenses	859,349

Operating income	4,523,053

Interest expense	46,579,106

Loss before income taxes	(42,056,053)

Income tax benefit	(12,981,151)

Net loss	$(29,074,902)

The accompanying notes to consolidated financial statements are an integral part of these statements.

5

GCA Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For the period March 2, 2016 (commencement of operations)
through December 31, 2016

			Additional
	Common stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance, March 2, 2016	3,106,000	$31,060	$310,568,940	$-	$310,600,000

Net loss	-	-	-	(29,074,902)	(29,074,902)
Stock-based compensation expense	-	-	1,491,856	-	1,491,856

Balance, December 31, 2016	3,106,000	$31,060	$312,060,796	$(29,074,902)	$283,016,954

The accompanying notes to consolidated financial statements are an integral part of these statements.

6

GCA Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENT OF CASH FLOWS

For the period March 2, 2016 (commencement of operations)
through December 31, 2016

Cash flows from operating activities:
Net loss attributable to GCA Holding Corp.	$(29,074,902)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization	52,411,475
Depreciation	13,399,759
Non-cash interest expense	4,374,718
Stock-based compensation	1,491,856
Gain on disposal	(304,973)
Provision for doubtful accounts, net of write-offs	263,541
Deferred income tax benefit	(16,685,650)
Changes in operating assets and liabilities:
Accounts receivable	(6,527,351)
Refundable income taxes	12,243,523
Prepaid expenses and other current assets	(1,113,785)
Other assets	(809,598)
Accounts payable	1,941,479
Accrued compensation and related expenses	(13,602,608)
Income taxes payable	(201,900)
Other accrued expenses	2,682,885
Other liabilities	1,104,508
Net cash provided by operating activities	21,592,977

Cash flows from investing activities:
Purchases of property and equipment, net	(11,123,539)
Net cash used in investing activities	(11,123,539)

Cash flows from financing activities:
Payments on long-term debt	(8,000,000)
Borrowings on revolver	181,500,000
Payments on revolver	(204,800,000)
Payments on capital lease obligations	(1,673,467)
Net cash used in financing activities	(32,973,467)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(22,504,029)

Cash and cash equivalents, beginning of period	22,569,661
Cash and cash equivalents, end of period	$65,632

Non-cash items:
Capital expenditures funded by capital lease borrowings	$6,674,976

The accompanying notes to consolidated financial statements are an integral part of these statements.

7

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016

NOTE 1 – ORGANIZATION AND BUSINESS

GCA Holding Corp. was formed on March 1, 2016 for the original purpose of acquiring Erie Acquisition Holdings, Inc. and its Subsidiaries, including GCA Services Group, Inc. and Subsidiaries (GCA). GCA Holding Corp. completed its acquisition of Erie Acquisition Holdings, Inc. and Subsidiaries on March 2, 2016, as more fully described in Note 2. GCA Holding Corp., through its indirectly wholly-owned subsidiary, Erie Acquisitions Holdings, Inc., (together known as the Company) began operations on March 2, 2016. The accompanying financial statements represent the period from March 2, 2016 (commencement of operations) through December 31, 2016.

GCA provides contract building cleaning services, building maintenance, landscaping and grounds services, and other similar services for commercial and industrial businesses, office buildings, colleges and universities, school systems, and other facilities. The Company also provides staffing services to various commercial businesses.

NOTE 2 – MERGER

On November 12, 2015, the Company, Erie Acquisition Holdings, Inc. (“Subsidiary” or “Predecessor”), Blackstone Group L.P. and its affiliates (the Subsidiary’s previous controlling shareholder), GCA Merger Sub, Inc., (“Merger Sub”) and an indirect wholly-owned subsidiary of the Subsidiary, entered into an Agreement and Plan of Merger (“the Merger”). Pursuant to the Merger, the Merger Sub merged with and into the Subsidiary. On March 1, 2016, the Merger was consummated.

As a result of the Merger, the Company is majority owned by affiliates of the investment funds sponsored by the Merchant Banking Division of Goldman Sachs (“Goldman Sachs”) and Thomas H. Lee Partners, L.P. (“THL”). Goldman Sachs, THL and certain members of the Company’s management team (“Investor Group”), beneficially own all of the issued and outstanding capital stock of the Company. The Investor Group made an equity investment of $310,600,000.

The Merger was financed by initial borrowings under the Company’s new senior secured credit facilities (“Credit Facilities”) having an aggregate initial available principal amount of approximately $775,000,000, and the $310,600,000 equity investment by the Investor Group. The initial borrowings to finance the purchase included two term loans totaling $675,000,000 and $23,300,000 of revolver borrowings. The details of the new Credit Facilities are more fully discussed in Note 7.

The financial statements as presented relates to the financial position and results of operations on and after March 2, 2016, after giving effect to the issuance of new capital stock and the recognition and of purchase accounting adjustments and stock-based compensation expense for certain stock options issued by the Company. See Note 8 for further details of stock-based compensation expense.

The Merger consideration for all of the outstanding capital stock of the Subsidiary outstanding on March 1, 2016 was defined as $950,000,000 plus the amount of cash; minus the amount of closing indebtedness; minus the amount of Company transaction expenses; plus or minus an adjustment for any variance in working capital, as defined.

8

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 2 – MERGER – CONTINUED

The actual merger consideration was calculated as follows:

Common stock merger consideration	$950,000,000
Closing cash	40,480,911
Closing indebtedness	(416,356,761)
Transaction expenses	(12,715,896)
Working capital adjustment	(6,381,968)

Total merger consideration	$555,026,286

The following table summarizes the allocation of the purchase price based upon the work of outside appraisers as well as internal valuation estimates to determine the relative fair value of the Company’s assets and liabilities acquired as of March 1, 2016 in conformity with Accounting Standards Codification (ASC) No. 805, Business Combinations:

Current assets	$150,187,287
Property and equipment	35,947,235
Identifiable intangible assets	575,300,000
Goodwill	491,837,463
Other long-term assets	2,547,087
Total assets acquired	1,255,819,072

Current liabilities assumed	(91,262,451)
Capital lease liabilities	(2,992,708)
Other liabilities	(2,755,905)
Debt assumed	(407,830,000)
Deferred taxes	(195,951,722)

Net assets acquired	$555,026,286

Identifiable intangible assets above include $368,300,000 for customer contracts and relationships, $183,400,000 for trade names and trademarks, and $23,600,000 for non-compete agreements. The intangible assets values were derived by outside appraisers using a number of income approaches including the excess earnings method, the relief of royalty method and the discounted earnings method. These valuation techniques represent level 3 inputs in the fair value hierarchy under fair value measurement guidance. Property and equipment fair values are based upon management’s assessments of current market values for used equipment. Working capital carrying values were deemed to represent fair value.

9

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 2 – MERGER – CONTINUED

As defined in the Merger agreement, a portion of the Merger Consideration was not paid on March 1, 2016 to the Predecessor shareholders. This portion of the Merger Consideration totaling $22,000,000 was deposited at a commercial bank into two separate escrow accounts; $20,000,000 into a Purchase Price Adjustment Escrow account and $2,000,000 into a Security Holder Representative Expense account. The Purchase Price account is disbursed at the direction of the Subsidiary. The Security Holder account is disbursed at the direction of the Security Holder representative (the Predecessor Company’s controlling shareholder). In July 2016, these escrow balances were disbursed in accordance with the purchase agreement and $200,000 of the Security Holder Escrow was withheld and remains unpaid as of December 31, 2016.

As part of the Merger Agreement, the Company entered into a tax benefit sharing agreement with the Predecessor Company’s selling shareholders. The agreement requires the Company to pay certain tax benefits it receives from specific tax deductions on its federal and state tax returns to the Predecessor Company’s shareholders. Tax benefits to be paid to the Predecessor Company’s selling shareholders are those related to periods prior to March 2, 2016 and are defined transaction costs, deferred financing fees and original issue discount, an interest rate swap agreement, and stock-based compensation and related payroll tax for stock options exercised in connection with the Merger. The tax benefit sharing agreement also requires the Company to pay to the Predecessor Company’s selling shareholders tax benefits related to management bonuses for 2015 paid after March 1, 2016 and for any utilization of any federal and state net operating loss carryforwards and tax credits that existed as of March 1, 2016 and were utilized for tax periods after that date and through the period ending March 1, 2019. In December 2016, the Company received a tax refund related to the carryback tax benefit of $16,998,360, of which, $5,747,814 according to the tax sharing agreement was distributed to Predecessor Company’s selling shareholders. As of December 31, 2016, the Company has recorded an estimated accrued distribution payable to the Predecessor Company’s shareholders for the realization of future tax benefits of $4,017,125 in other accrued expenses in the accompanying consolidated balance sheet in accordance with the tax sharing provisions.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Principles of Consolidation

The consolidated financial statements include the accounts of GCA Holding Corp. and its consolidated subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

(b)	Use of Estimates

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

10

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

(d)	Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, and accounts receivable. The Company manages the credit risk associated with cash and cash equivalents by investing with high-quality institutions and, by policy, limiting the amount of credit exposure to any one institution. The Company maintains cash accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses from maintaining cash accounts in excess of such limits. Management believes that it is not exposed to any significant risks related to its cash accounts.

The Company’s allowance for doubtful accounts reflects current market conditions and management’s assessment regarding the collectability of its accounts receivable. All credit is extended to customers based upon management’s evaluation of creditworthiness and collateral is not required.

(e)	Property and Equipment

Property and equipment are stated at fair values in the purchase price allocation as discussed in Note 2. Subsequent to the Merger, property and equipment additions are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets. Expenditures for repairs and maintenance are charged to expense, as incurred, whereas major renewals and betterments are capitalized.

(f)	Goodwill and Other Intangible Assets

Goodwill represents the excess of cost over the fair value of net assets of businesses acquired. Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but instead are tested for impairment at least annually in accordance with the provisions of Accounting Standards Codification (ASC) No. 350, Intangibles – Goodwill and Other. ASC No. 360, Property, Plant and Equipment and Long-lived Assets also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives, and reviewed for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount may not be recoverable.

11

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(g)	Prepaid Commissions

The Company capitalizes commissions paid to sales personnel in connection with the execution of customer contracts. These amounts are capitalized and amortized over the length of the expected customer relationship (not exceeding five years), on a straight-line basis. The portions of the capitalized commissions that will be recorded as amortization within the first twelve months after year-end are included in prepaid expenses and other current assets in the accompanying consolidated balance sheet. Effective with the Merger and as part of the purchase price allocation discussed in Note 2, capitalized commissions were valued at zero as the value associated with these commissions is included within the value of the customer contracts and relationship intangible asset recorded as part of the purchase price allocation. Effective March 2, 2016, the Company continued the policy of capitalizing commissions. Capitalized commissions of $599,315 are included in prepaid expenses and other current assets and $565,559 are included in other assets as of December 31, 2016.

(h)	Financing Fees and Original Issue Discount

The Company’s debt financing costs are amortized on a straight-line basis, which approximated the effective interest method, over the life of the applicable loan agreements. Financing fees related to the revolving credit facility are included in other assets on the consolidated balance sheet. Financing fees and original issue discount related to the first and second lien term loans are recorded as an offset to long-term debt in the accompanying consolidated balance sheet.

As a result of financing the purchase price of the Merger, $34,261,629 of financing costs were incurred by the Company in connection with the Credit Facilities discussed in Note 7. Of these financing costs, $29,886,914 was unamortized as of December 31, 2016. Accumulated amortization for the financing costs of the Company was $4,374,718 as of December 31, 2016.

Amortization of all deferred financing and original discount costs, which is included in interest expense in the accompanying consolidated statement of operations, was $4,374,718 for the period ended December 31, 2016.

(i)	Revenue Recognition

Service revenue is recognized at the time services are performed. Product revenue is recognized upon the shipment of supplies and equipment when title transfers to the customer.

(j)	Income Taxes

Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

12

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(k)	Accounting for Stock-Based Compensation

The Company applies the accounting prescribed in ASC No. 718, which requires that all stock-based compensation be recognized as an expense in the financial statements and that such cost be measured at the fair value of the award.

The Company recognizes compensation expense based on estimated grant date fair value using the Black-Scholes option-pricing model. Share-based compensation related to stock options recognized under ASC No. 718 was expense of $1,491,856 for the period ended December 31, 2016. See Note 8 for further details of stock-based compensation expense.

(l)	Impairment of Long-Lived Assets

In accordance with ASC No. 350, the Company tests goodwill annually for impairment, and more frequently if events and circumstances indicate that the asset might be impaired. An impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value. The Company performed its annual impairment test as of October 1, 2016.

Qualitative Assessment

For 2016, the Company based its goodwill assessment on a qualitative assessment. The Company utilized the consideration from its Merger Agreement to derive fair value. This rationale is supported by the Financial Accounting Standards Board (“FASB”) per ASC 820, Fair Value Measurements and Disclosures, which defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants”. Thus, purchase price is an indicator of fair value as this was a transaction consummated between willing parties. The qualitative assessment determined that it was more likely than not that the fair value of the Company was greater than the carrying value for this period.

Owned trademarks and tradenames that have been determined to have indefinite lives are not subject to amortization but are reviewed at least annually for potential impairment. The fair values of purchased intangible assets are estimated and compared to their carrying values. The Company estimated that the fair value of these intangible assets based on an income approach using the relief-from-royalty method. This methodology assumes that, in lieu of ownership, a third party would be willing to pay a royalty in order to exploit the related benefits of these types of assets. This approach is dependent on a number of factors, including estimates of future growth and trends, royalty rates in the category of intellectual property, discount rates, and other variables. The Company based its fair value estimates on assumptions believed to be reasonable, but which are unpredictable and inherently uncertain. Actual future results may differ from those estimates. The Company would recognize an impairment loss when the estimated fair value of the intangible asset is less than the carrying value.

13

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

In accordance with ASC No. 360, Property, Plant and Equipment, long-lived assets such as property and equipment and intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, then an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds its fair value. There were no triggering events during the period ended December 31, 2016.

(m)	Derivative Financial Instruments and Hedging Activity

The Company does not have any financial instruments or hedging activities that qualify as derivatives.

(n)	Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value is calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities includes consideration of non-performance risk including the Company’s own credit risk.

In determining fair value, the Company uses various valuation approaches, including market, income and/or cost approaches. The accounting guidance related to financial assets and financial liabilities establishes a hierarchy for inputs used in measuring fair value which maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

14

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

The Company’s financial instruments are cash and cash equivalents, accounts receivable, accounts payable and long-term debt. The recorded values of cash and cash equivalents, accounts receivable and accounts payable approximate their fair values based on their short-term nature. The Company’s long-term debt is recorded at historical cost, and the Company has not elected to apply fair value accounting to such financial instrument. The historical cost of the Company’s long-term debt approximates its fair value.

(o)	Statement of Cash Flow Disclosures

During the period ended December 31, 2016, the Company paid interest of $37,619,107 and made income tax payments of $6,880,962, respectively.

(p)	Uncertain Tax Positions

In accordance with the provisions of ASC No. 740, Income Taxes, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.

The Company is subject to income taxes in the U.S. federal jurisdiction, various states and Puerto Rico. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by the tax authorities for the years before 2013, and state and local, or non-U.S. income tax examinations by tax authorities for the years before 2013.

The Company recognizes interest and penalties related to unrecognized tax benefits and liabilities as a component of income tax expense. The amount of interest and penalties incurred for the period ended December 31, 2016 are not material.

(q)	Overdrafts

Negative book cash balances of $2,030,307 at December 31, 2016 have been included in accounts payable in the accompanying consolidated balance sheet.

NOTE 4 – NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS

In August 2016, FASB issued Accounting Standards Update (ASU) 2016-15, Statement of Cash Flows (Topic 230) – Classification of Certain Cash Receipts and Cash Payments. The new standard addresses eight specific changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017, and early adoption is permitted. The Company is evaluating the pronouncement but the adoption of this standard is not expected to have an impact on the Company’s financial statement disclosures.

15

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 4 – NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS – CONTINUED

In November 2016, ASU 2016-18, Restricted Cash, which clarifies how companies present restricted cash on its cash flow statement, was released as an update. The new standard requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents or restricted cash. ASU 2016-18 is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. The Company is evaluating the pronouncement but the adoption of this standard is not expected to have an impact on the Company’s financial statement disclosures.

In March 2016, the FASB issued Accounting Standards Update (ASU) 2016-09, Improvements to Employee Share-Based Payment Accounting (Topic 718), which changes how companies account for certain aspects of share-based payments to employees. Among other things, the new rules eliminate the requirement to record excess tax benefits in additional paid-in capital and instead require all such tax benefits to be recorded in the income statement. ASU 2016-09 is effective for fiscal years beginning after December 15, 2017 and interim periods within annual periods beginning after December 15, 2016. Early adoption is permitted for a company in any interim or annual period. The Company is evaluating the pronouncement.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which will require leases to be recorded as an asset on the balance sheet for the right to use the leased asset and a liability for the corresponding lease obligation for leases with terms of more than twelve months. ASU 2016-02 also requires additional qualitative and quantitative disclosures related to the nature, timing and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. The Company is evaluating the pronouncement.

In November 2015, the FASB issued ASU 2015-17, Income Taxes – Balance Sheet Reclassification of Deferred Taxes, (Topic 741). ASU 2015-17 requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments to this update. The amendments in this update are effective for financial statements issued for annual periods beginning after December 15, 2016. The Company adopted this ASU effective as of December 31, 2016.

In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of Interest which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance of debt issuance costs are not affected by the amendments in this update. The Company adopted this ASU effective as of December 31, 2016.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers: Topic 606. This ASU replaces nearly all existing U.S. GAAP guidance on revenue recognition. The standard prescribes a five-step model for recognizing revenue, the application of which will require significant judgment. In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers: Topic 606: Deferral of Effective Date. This standard delays the effective date by one year to fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Company is currently evaluating the pronouncement.

16

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 4 – NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS – CONTINUED

The Company has reviewed other recently issued accounting standards which have not yet been adopted in order to determine their potential effect, if any, on the results of operations or financial position of the Company. Based on the review of these other recently issued standards, the Company does not currently believe that any of those accounting pronouncements will have a significant effect on its current or future financial position, results of operations, cash flows or disclosures.

NOTE 5 – PROPERTY AND EQUIPMENT

	Useful	December 31,
	Life	2016

Machinery and equipment	5 to 6 years	$30,710,492
Automotive equipment	5 years	5,340,925
Office furniture and fixtures	5 years	182,164
Computer hardware and software	3 to 5 years	5,555,272
Capital leased assets	Lease term	9,721,918
Leasehold improvements	Lease term	854,362
		52,365,133
Less accumulated depreciation and amortization		(11,714,169)

Property and equipment, net		$40,650,964

Depreciation expense for property and equipment for the period ended December 31, 2016 was $13,399,759.

NOTE 6 – OTHER INTANGIBLE ASSETS

	Average	December 31,
	Useful Life	2016
Intangible assets:
Customer contracts and relationships	12-15 years	$368,300,000
Covenants not to compete	2 years	23,600,000
Trademarks and tradenames	Indefinite	183,400,000
		575,300,000
Less accumulated amortization		(52,443,055)

Other intangible assets, net		$522,856,945

17

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 6 – OTHER INTANGIBLE ASSETS

Covenants not to compete are being amortized on a straight-line basis. The customer contracts and relationships are amortized on a declining balance method based on the level of cash flows used in the valuation of the assets. Amortization expense for amortizing intangible assets was $52,411,475, for the period ended December 31, 2016. Amortization expense for each of the next five years is as follows:

2017	$58,662,727
2018	42,532,098
2019	35,514,351
2020	31,916,946
2021	30,119,915

NOTE 7 – LONG-TERM DEBT

Senior Secured Credit Facilities

In connection with the Merger, the Company entered into first and second lien senior secured credit facilities having an aggregate principal amount of $675,000,000, consisting of a $515,000,000 first lien senior secured term loan and a $160,000,000 second lien senior secured term loan. The Credit Facilities also provide for a $100,000,000 revolving credit facility. The principal amounts of the first and second lien senior secured term loans of $667,000,000 as of December 31, 2016 are recorded net of an original issue discount of $14,300,000 and financing fees of $17,540,774, of which $12,514,322 and $15,355,209, respectively, are unamortized as of December 31, 2016. These discounts are being amortized based on the effective interest method. Under the revolving credit facility, no amount was outstanding as of December 31, 2016.

Summarized below are the principal terms of the agreements that govern the Credit Facilities.

First lien term loan bears interest at the London Interbank Rate (LIBOR) subject to a 1.0% floor plus 4.75%, or for Base Rate Loans, 3.75% plus the highest of (1) federal funds rate plus 1/2 of 1%, (2) the LIBOR rate plus 1.0%, and (3) the Prime Rate. The second lien term loan bears interest at LIBOR subject to a 1.25% floor plus 9.0%, or for Base Rate Loans, 8.0% plus the highest rate of (1) (2) or (3) above. Total interest expense for the period ended December 31, 2016 for borrowings under the Credit Facilities totaled $46,579,106. At December 31, 2016, the average borrowing rate on the first lien term loan was 5.97% and the average borrowing rate on the second lien term loan was 10.16%.

The Credit Facilities also provide for the issuance of letters of credit, as defined. The Company is required to pay a fee of 4.875% per annum for the total letters of credit outstanding. The Company has outstanding letters of credit issued under the Credit Facilities totaling $39,264,788 at December 31, 2016.

The Company is required to pay a commitment fee of 0.50% per annum to the lenders under the senior secured revolving facility in respect of the unutilized commitments thereunder. Prepayments are required to be made upon certain conditions, and the Company may voluntarily prepay the outstanding loans.

18

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 7 – LONG-TERM DEBT – CONTINUED

The first lien term loan facility amortizes in equal quarterly installments in aggregate annual amounts equal to 0.25% of the original principal amount of the first lien term loan facility, with the balance payable on March 1, 2023. The principal amount outstanding under the revolving credit facility is due five years after the closing date on March 1, 2021. The principal amount outstanding under the second lien term loan facility is due in full on March 1, 2024. The Company made a voluntary prepayment of $4,137,500 during the fourth quarter of 2016 in addition to the required quarterly installment payments.

Obligations under the Credit Facilities are unconditionally guaranteed by each of the Company’s existing U.S. wholly-owned restricted subsidiaries and, secured by substantially all of the assets of the Company and guarantors, including a pledge of all of the Company’s capital stock.

The Company is required to maintain certain financial and nonfinancial covenants, as defined, including a consolidated first lien leverage ratio test on the last day of any quarter. The Company was in compliance with the covenants as of December 31, 2016. Additionally, the Company is restricted as to the dividends that can be paid as defined in the Credit Facilities.

Long-Term Debt Maturities

As of December 31, 2016, the Company’s long-term debt is payable as follows:

Term
Loans

2017	$5,150,000
2018	5,150,000
2019	5,150,000
2020	5,150,000
2021	5,150,000
Thereafter	641,250,000
Total payments	667,000,000
Less current portion of long-term debt	(5,150,000)
Less unamortized financing fees	(15,355,209)
Less unamortized debt discount	(12,514,322)

Long-term debt	$633,980,469

NOTE 8 – STOCK OPTION PLAN

In connection with the Merger discussed in Note 2, the Company adopted a stock option plan in which certain employees of the Company can participate.

Under the terms of the Plan, the Company may grant awards to key employees, directors, other service providers, or independent contractors of the Company and its subsidiaries, which awards include grants of non-qualified stock options and other stock-based awards, including restricted shares of the Company’s common stock, restricted stock units, and the opportunity to purchase shares of Company common stock.

19

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 8 – STOCK OPTION PLAN – CONTINUED

An option may be exercised by paying the exercise price in cash or its equivalents, in shares, or partly in cash and partly in such shares which, in the aggregate, have a value equal to the aggregate exercise price of the shares being. The number of shares delivered upon the exercise of the option will be reduced by a number of shares that has a fair market value equal to the exercise price, provided that the participant tenders cash or its equivalent to pay any applicable withholding taxes.

Under the Plan, the Company is authorized to issue up to 423,546 stock options. During 2016, the Company granted 361,474 stock options with an exercise price of $100 per share, which was the fair market value determined by the Board. At December 31, 2016, 297,474 options remain outstanding. In general, these options expired in ten years and vest as follows:

•	Time-vesting option. 42% of the options will vest based on the passage of time and the employee’s continued employment. Subject to the continued employment with the Company or its subsidiaries, 25% of the time-vesting tranche will vest on each anniversary of the date of grant.

•	Performance-vesting option. 58% of the options will vest based on the achievement of specified investment returns by the Investor Group as defined in the Plan.

Stock option activity and weighted average calculation for the time vesting options for the period ended December 31, 2016 is as follows:

			Remaining
	Number of	Exercise	Contracted
	Shares	Price	Term

Granted	152,544	$100.00	9.2
Forfeited	(26,880)	$100.00	9.2
Balances as of December 31, 2016	125,664	$100.00	9.2

No time vesting options have vested as of December 31, 2016.

The Company intends to use authorized and unissued shares to satisfy share award exercises.

20

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 8 – STOCK OPTION PLAN – CONTINUED

For financial reporting purposes, compensation expense is recognized only for the 125,644 time vesting options granted in accordance with ASC 718. Compensation expense for the four exit-vesting options will be recognized only when an exit event is probable.

The fair value of each time vested option granted in 2016 was estimated using the Black-Scholes option pricing model. The Company uses historical data to estimate the expected term of the option, such as employee option exercise and employee past-vesting departure behavior. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

The following assumptions were made in arriving at the fair value of options granted in 2016:

2016

Risk-free interest rate	1.5%
Volatility	60%
Expected life	6.25
Dividend yield	No dividends

The estimated fair value of the time vesting options at grant date was $7,141,345. As of December 31, 2016 there was $5,649,589 of unrecognized compensation expense related to non-vested time vesting options. The unamortized balance will be expensed as follows:

2017	$1,785,336
2018	1,785,336
2019	1,785,336
2020	293,481

Total compensation expense	$5,649,489

The fair market values of each option granted under exit vesting, were estimated using Monte Carlo simulation. The following assumptions were made in arriving at the estimated fair values of the exit vesting option grants in 2016.

2016

Risk-free interest rate	1.4%
Volatility	60%
Option term	5.0
Trials	500,000

21

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 8 – STOCK OPTION PLAN – CONTINUED

The estimated unrecognized compensation expense related to non-vested exit vesting options totals are detailed below.

	Number of	Estimated
	Shares	Fair Value at
	Granted	Grant Date

2.0 Exit-vesting Options	42,952	$1,765,344
2.5 Exit-vesting Options	42,952	1,722,392
3.0 Exit-vesting Options	42,952	1,615,011
3.5 Exit-vesting Options	42,952	1,516,220
	171,808	$6,618,967

Each of the exit event options had grants of 52,232 and forfeitures totaling 9,280.

During the period ended December 31, 2016, the Company only issued stock options under the Plan.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office space and certain equipment under operating leases expiring on various dates through January 30, 2024. The Company is liable under terms of non-cancelable leases for the following future minimum lease commitments:

2017	$2,122,264
2018	1,750,873
2019	1,346,383
2020	924,874
2021	800,128
Thereafter	1,652,173
Total minimum lease payments	$8,596,695

Rent expense for all operating leases was $2,410,348 for the period ended December 31, 2016.

The Company leases certain vehicles under agreements that are classified as capital leases. The cost of the vehicles under capital leases included in the consolidated balance sheet as property, plant and equipment was $9,549,127 at December 31, 2016. Accumulated amortization of the leased vehicles was $1,568,893 at December 31, 2016. Amortization of vehicles under capital leases is included in depreciation expense.

22

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 9 – COMMITMENTS AND CONTINGENCIES – CONTINUED

The future minimum lease payments required under the capital leases and the present value of the net minimum lease payments as of December 31, 2016, are as follows:

2017	$2,313,510
2018	2,216,444
2019	2,111,570
2020	1,897,773
2021	807,833
Total minimum lease payments	9,347,130
Less amount representing interest	(1,352,913)
Present value of net minimum lease payments	7,994,217
Less current portion of capital lease obligations	(2,294,196)

Long-term capital lease obligations	$5,700,021

Contingencies

As discussed in Note 7, the Company has outstanding letters of credit issued by a financial institution in the amount of $39,264,788 as of December 31, 2016.

Certain current and former officers of the Company have employment agreements that provide for, among other things, salary, bonus, and severance, in certain circumstances, as defined.

The Company has an unsecured deferred compensation arrangement for selected current and former employees that were not eligible to participate in the Company’s voluntary defined contribution plan. The deferred compensation obligation as of December 31, 2016 was $527,549 and is included in other liabilities in the accompanying consolidated balance sheet.

The Company is involved in certain legal actions arising in the ordinary course of business including certain claims made by current and former employees. Management believes that the outcome of such actions, based on the advice of legal counsel, will not have a material adverse effect on the Company’s financial position or results of operations.

NOTE 10 – INCOME TAXES

The Company’s effective income tax rate differs from what would be expected if the federal statutory rate were applied to loss before income taxes for the period ended December 31, 2016. The effective tax rate differs from the statutory tax rate primarily due to tax law and state apportionment changes, valuation allowances, transaction related costs and tax credits. The Company’s effective tax rate is also impacted by a tax benefit sharing agreement contained in the Merger Agreement entered into as a part of the change in control discussed in Note 2.

23

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 10 – INCOME TAXES – CONTINUED

The following is a summary of the components of the income tax benefit for the period ended December 31, 2016:

Current:
Federal	$2,252,522
Puerto Rico	322,443
State	1,090,138
3,665,103
Deferred:
Federal	(16,493,149)
Puerto Rico	246,192
State	(399,297)
(16,646,254)

Income tax benefit	$(12,981,151)

Deferred tax assets and liabilities as of December 31, 2016 are as follows:

Deferred tax liabilities:
Depreciation	$(6,804,524)
Intangibles	(191,016,541)
Other	(700,155)
(198,521,220)
Deferred tax assets:
State net operating losses and federal tax credit carryforwards	10,094,400
Valuation allowance- Puerto Rico, State NOL	(4,178,723)
Reserves not currently deductible	6,004,207
Other	7,334,543
19,254,427

Net deferred tax liabilities	$(179,266,793)

As of December 31, 2016, the Company has an available federal net operating loss carryforward of $1,227,237. As of December 31, 2016, the Company’s various state net operating loss credit carryforwards expire from 2021 to 2036. As of December 31, 2016, the Company recorded a valuation allowance of $2,069,950 against certain state deferred tax assets as it is not more likely than not that these tax benefits will be fully realized. As of December 31, 2016, the Company also established a full valuation allowance of $2,108,773 against its foreign tax credit carryforwards as it is not more likely than not that these tax credits will be fully realized before they expire from 2020 to 2023.

The Company had no material uncertain tax positions as of December 31, 2016.

24

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 11 – EMPLOYEE BENEFIT PLANS

The Company maintains a voluntary defined contribution plan, including a Section 401(k) feature and profit sharing plan, covering substantially all qualified employees, as defined. Under the plan, employees may elect to contribute up to 25% of their annual compensation, limited by the maximum amount allowable by law. The Company can make a discretionary matching percentage contribution, as defined, of pretax deferrals by eligible employees, which is currently up to a maximum of 3.5% of the employee’s annual compensation, subject to certain Internal Revenue Service limitations.

Company contributions to the voluntary defined contribution plan were $4,010,279 for the period ended December 31, 2016.

The Company also contributes to multi-employer pension funds, which cover certain union employees under collective bargaining agreements. The Company could, under certain circumstances, be liable for unvested benefits or other expenses of the multi-employer plans. In November 2016, the Company was assessed a pension withdrawal liability of $956,687 in connection with one of the multiemployer plans. As of December 31, 2016, the Company had a liability in the accompanying consolidated balance sheet of $91,027 included in other accrued expenses and $846,075 included in other liabilities. Company contributions to these plans were $978,986 for the period ended December 31, 2016.

The following table provides additional disclosures about the multiemployer pension plans that the Company participates in as required by ASU 2011-09, Disclosure About an Employee’s Participation in a Multiemployer Plan.

				Contributions
					GCA
				March 2, 2016	Contributes
			Zone	to December	More Than	CBA
Plan Name	FEIN #	Plan #	Status	31, 2016	5%	Expiration

SEIU National Industry Pension Fund	52-6148540	001	Green	$392,456		n/a
32 BJ Connecticut Pension Fund	06-0909320	001	Green	149,156	Yes	9/30/2020
Service Employees International Union Local 1 Cleveland Pension Plan	34-6666717	001	Green	120,523	Yes	4/30/2019
Building Service Pension Plan	91-6034670	001	Red	199,573		4/30/2020
Firemen & Oilers Pension Plan of SEIU Local 1	51-6044679	001	Green	80,434	Yes	2/28/2018
NY Hotel Trades Council and Hotel Assoc. of NYC, Inc. Pension Fund	13-1764242	001	Green	16,070		6/30/2019
Massachusetts Service Employees Pension Fund	04-6344921	001	Green	8,892		9/30/2020
IOUE Local 30 Pension Fund	51-6045848	001	Green	4,265		3/31/2017
Central Laborer's Pension Fund	37-6052379	001	Red	3,393		n/a
Local 25 SEIU & Participating Employers Pension Trust	36-6486542	001	Green	4,224		4/8/2018

				$978,986

(a)	As defined by the Pension Protection Act, "PPA", the zone status indicates the percent plan is funded for plan years presented.

Red zone:	Plans generally funded less than 65%.
Yellow zone:	Plans generally funded less than 80%.
Green zone:	Plans at least 80% funded.

The requirement for financial improvement plans, “FIP”, or rehabilitation plans, “RP”, is determined by the funding level or zone of the applicable plan.

25

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

December 31, 2016

NOTE 12 – RELATED-PARTY TRANSACTIONS

Beginning March 2, 2016, the Company is obligated to pay a quarterly monitoring fee that equates to $2,000,000 annually, plus expenses, to Goldman Sachs and THL. The Company paid $1,666,667 related to the monitoring fees for the period ended December 31, 2016. These expenses were recorded in general and administrative expenses in the accompanying consolidated statement of operations. In addition to the monitoring fee, the Company recorded approximately $300,000 of fees related to transaction and other expense during the period ended December 31, 2016. As of December 31, 2016, the Company had liability of $562,179 of outstanding balances included in other accrued expenses in the accompanying consolidated balance sheet.

Certain facilities are leased from certain former owners of acquired businesses who are current employees of the Company. Rent paid to these parties amounted to $262,358 for the period ended December 31, 2016.

On July 24, 2015, the Company entered into a long-term separation agreement with two former officers. This agreement provides for payments totaling $2,300,000. Approximately $1,500,000 is payable ratably over five years with one-time payment of approximately $800,000 payable at the end of the five year agreement. On December 28, 2015 the Company entered into a separation agreement with a former executive officer. This agreement provides for payments totaling approximately $1,375,000 and is payable ratably over two years. On November 18, 2016 the Company entered into a separation agreement with a former executive officer. This agreement provides for payments totaling approximately $475,000 and is payable over twelve months. At December 31, 2016, $1,452,998 is recorded in accrued compensation and related expenses and $1,420,794 is recorded in other liabilities in the consolidated balance sheet related to these agreements.

NOTE 13 – SUBSEQUENT EVENTS

The Company has evaluated its December 31, 2016 consolidated financial statements for subsequent events through April 13, 2017, the date the consolidated financial statements were available to be issued. The Company is not aware of any subsequent events which would require recognition or disclosure in the consolidated financial statements.

26